                                                                    Exhibit 10.3

                                                               EXECUTION VERSION

                            SECURITY TRUST AGREEMENT

                            Dated as of March 8, 2004

                                      among

                                ILFC RHINO I LLC
                                ILFC RHINO II LLC

                   THE ADDITIONAL GRANTORS REFERRED TO HEREIN

                                as the Grantors,

                     INTERNATIONAL LEASE FINANCE CORPORATION

                                as the Servicer,

                      DEUTSCHE BANK TRUST COMPANY AMERICAS

                            as the Indenture Trustee,

                           CITICORP NORTH AMERICA INC.

             as the Security Trustee and the Credit Facility Agent,

                                       and

                                 CITIBANK, N.A.

                              as the Operating Bank

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                               TABLE OF CONTENTS

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                                                        ARTICLE I
                                                       DEFINITIONS

Section 1.01. Definitions................................................................................................     2
Section 1.02. Construction and Usage.....................................................................................    18

                                                       ARTICLE II
                                                        SECURITY

Section 2.01. Grant of Security..........................................................................................    18
Section 2.02. Security for Obligations...................................................................................    20
Section 2.03. Representations and Warranties of the Grantors.............................................................    20
Section 2.04. Grantors Remain Liable.....................................................................................    22
Section 2.05. Delivery of Collateral.....................................................................................    22
Section 2.06. Maintenance of Accounts....................................................................................    23
Section 2.07. Covenants Regarding Accounts and Assigned Documents........................................................    25
Section 2.08. Covenants Regarding Ownership Interest Collateral and Investment Collateral................................    27
Section 2.09. Covenant Regarding Reduction, Removal or Impairment of Collateral..........................................    28
Section 2.10. Further Assurances.........................................................................................    30
Section 2.11. Place of Perfection; Records...............................................................................    31
Section 2.12. Voting Rights; Dividends; Etc..............................................................................    31
Section 2.13. Transfers and Other Encumbrances; Additional Shares or Interests...........................................    32
Section 2.14. Security Trustee Appointed Attorney-in-Fact................................................................    33
Section 2.15. Security Trustee May Perform...............................................................................    33
Section 2.16. Covenant to Pay............................................................................................    33
Section 2.17. Delivery of Collateral Supplements.........................................................................    34
Section 2.18. Annual Opinion.............................................................................................    34
Section 2.19. Additional Covenants.......................................................................................    34
Section 2.20. Representations and Warranties of the Guarantor and the Parent.............................................    34

                                                       ARTICLE III
                                       ACCOUNTS; PRIORITY OF PAYMENTS, REDEMPTION

Section 3.01. Accounts...................................................................................................    34
Section 3.02. Investments of Cash........................................................................................    35
Section 3.03. Deposits and Withdrawals Relating to the Purchase Account..................................................    36
Section 3.04. Deposits and Withdrawals Relating to the Cash Collateral Account...........................................    37
Section 3.05. Calculations...............................................................................................    39
Section 3.06. Interest Payment Date Withdrawals; Withdrawals After Notice of Event of Default or Acceleration Notice.....    41
Section 3.07. Redemption and Prepayment..................................................................................    42
Section 3.08. Pro Rata Treatment.........................................................................................    43
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                                                       ARTICLE IV
                                                        REMEDIES

Section 4.01. Remedies...................................................................................................    44

                                                        ARTICLE V
                                               SECURITY INTEREST ABSOLUTE

Section 5.01. Security Interest Absolute.................................................................................    45

                                                       ARTICLE VI
                                                  THE SECURITY TRUSTEE
                                                 AND THE OPERATING BANK

Section 6.01. Authorization and Action...................................................................................    46
Section 6.02. Absence of Duties..........................................................................................    46
Section 6.03. Representations or Warranties..............................................................................    46
Section 6.04. Reliance; Agents; Advice of Counsel........................................................................    47
Section 6.05. No Individual Liability....................................................................................    49
Section 6.06. The Operating Bank.........................................................................................    49
Section 6.07. Guaranties.................................................................................................    50

                                                       ARTICLE VII
                                               SUCCESSOR SECURITY TRUSTEES
                                                   AND OPERATING BANK

Section 7.01. Resignation and Removal of Security Trustee................................................................    50
Section 7.02. Appointment of Successor...................................................................................    50
Section 7.03. Resignation and Removal of the Operating Bank..............................................................    51

                                                      ARTICLE VIII
                                            AGREEMENT BETWEEN SECURED PARTIES

Section 8.01. Priority...................................................................................................    52
Section 8.02. Exercise of Remedies.......................................................................................    52
Section 8.03. Obligations Not Affected...................................................................................    53
Section 8.04. Secured Obligations Unimpaired.............................................................................    53
Section 8.05. Upon Discharge of Obligations..............................................................................    53
Section 8.06. Agreement of the Secured Parties...........................................................................    54
Section 8.07. Further Assurances.........................................................................................    54
Section 8.08. Notice of Event of Default.................................................................................    54

                                                       ARTICLE IX
                                                 INDEMNITY AND EXPENSES

Section 9.01. Indemnity..................................................................................................    54
Section 9.02. Secured Parties' Indemnity.................................................................................    56
Section 9.03. No Compensation from Secured Parties.......................................................................    56
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Section 9.04. Security Trustee Fees......................................................................................    56

                                                        ARTICLE X
                                                      MISCELLANEOUS

Section 10.01. Amendments; Waivers; Etc..................................................................................    57
Section 10.02. Addresses for Notices.....................................................................................    58
Section 10.03. No Waiver; Remedies.......................................................................................    59
Section 10.04. Severability..............................................................................................    59
Section 10.05. Continuing Security Interest; Assignments.................................................................    59
Section 10.06. Release and Termination...................................................................................    59
Section 10.07. Governing Law.............................................................................................    60
Section 10.08. Jurisdiction..............................................................................................    60
Section 10.09. Counterparts..............................................................................................    61
Section 10.10. Table of Contents, Headings, Etc..........................................................................    61
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SCHEDULES

Schedule I.................................    Pledged Stock, Pledged Membership Interest, Pledged Beneficial Interest
Schedule II................................                                                                Trade Names
Schedule III...............................           Chief Place of Business and Chief Executive or Registered Office

EXHIBITS

Exhibit A..................................                                           Form of Secured Party Supplement
Exhibit B-1................................                                              Form of Collateral Supplement
Exhibit B-2................................                                                 Form of Grantor Supplement
Exhibit C..................................                            Form of Notice of Assignment and Acknowledgment
Exhibit D..................................                                                       Additional Covenants
Exhibit D-2................................                                                      Core Lease Provisions
Exhibit E..................................                                                          Delivery Schedule
Exhibit F..................................                                                Form of Subsidiary Guaranty
Exhibit G..................................            Representations and Warranties of the Guarantor and Rhino I LLC
Exhibit H..................................            Form of Security Trust Agreement Supplement (US Aircraft Lease)
Exhibit I..................................                                                       Concentration Limits
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                                       iv

                            SECURITY TRUST AGREEMENT

                  This SECURITY TRUST AGREEMENT, dated as of March 8, 2004 is made among ILFC RHINO I LLC, a Delaware limited liability company (the "Parent"), ILFC RHINO II LLC, a Delaware limited liability company (the "Issuer"), the ISSUER SUBSIDIARIES listed on the signature pages hereof or that in the future become grantors under this Agreement (the "Issuer Subsidiaries", and together with the Issuer, the "Issuer Group", and collectively with the Parent and the Issuer, the "Grantors"), INTERNATIONAL LEASE FINANCE CORPORATION ("ILFC"), as the Servicer (the "Servicer"), DEUTSCHE BANK TRUST COMPANY AMERICAS ("DBTCA"), as the Indenture Trustee, CITICORP NORTH AMERICA INC. ("CNAI"), as the Security Trustee (the "Security Trustee") and the Credit Facility Agent (the "Credit Facility Agent"), and CITIBANK, N.A. ("Citibank") as the Operating Bank (the "Operating Bank").

                             PRELIMINARY STATEMENTS:

                  (1) The Issuer and DBTCA have entered into the Indenture pursuant to which the Issuer may from time to time issue one or more series of Notes and DBTCA has been appointed the Indenture Trustee.

                  (2) The Issuer has entered into the Credit Facility Agreement pursuant to which the Issuer may from time to time borrow one or more Loans from the Banks party thereto and CNAI will act as the Credit Facility Agent.

                  (3) The Parent is the owner of all the beneficial interest in the Issuer and the Issuer is the owner, directly or indirectly, of all of the beneficial interest in certain Issuer Subsidiaries, all of the membership interests in certain Issuer Subsidiaries and all of the outstanding shares of capital stock of certain Issuer Subsidiaries, all as described in the attached Schedule I or a supplement hereto.

                  (4) The Issuer and the Issuer Subsidiaries are or may from time to time be parties to lease and sub-lease contracts with respect to the Financed Aircraft.

                  (5) The Issuer and the Issuer Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

                  (6) It is a condition precedent to the issuance of each series of Notes or the borrowing of any Loan by the Issuer that each Grantor grant the security interests required by this Agreement.

                  (7) Each Grantor will derive substantial direct and indirect benefit from the issuance of the Notes or the borrowing of the Loans and from the Related Documents.

                  (8) CNAI is willing to act as the Security Trustee under this Agreement.

                  (9) ILFC is willing to act as Servicer under the Servicing Agreement and under this Agreement.

                  (10) CNAI is willing to act as the Credit Facility Agent under the Credit Facility Agreement and under this Agreement.

                  (11) Citibank is willing to act as the Operating Bank under this Agreement.

                  NOW, THEREFORE, in consideration of the premises, each Grantor, the Indenture Trustee, the Credit Facility Agent, the Servicer and the Operating Bank hereby agree with the Security Trustee for its benefit and the benefit of the other Secured Parties as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01. Definitions. (a) Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:

                  "Acceleration Default" means an Indenture Event of Default described in clauses (4) and (5) of Section 5.01 of the Indenture and a Credit Facility Event of Default described in Section 10.1.2 of the Credit Facility Agreement and a Guarantor Event of Default described in clause 12(c) of the Guaranty.

                  "Acceleration Notice" means an Indenture Acceleration Notice or a Credit Facility Acceleration Notice, as the case may be.

                  "Account" means any or, in its plural form, all of the accounts that become subject to a security interest of the Security Trustee under Section 2.01(c) and any ledger accounts and ledger subaccounts maintained therein in accordance with this Agreement.

                  "Account Collateral" has the meaning specified in Section 2.01(c).

                  "Acquisition Date" means the date on which any series of Notes are issued or a borrowing under the Credit Facility is made to purchase Aircraft or Substitute Aircraft.

                  "Additional Grantor" has the meaning specified in Section 10.01(b).

                  "Agreement" means this Security Trust Agreement, as the same may be amended, modified or supplemented in accordance with the terms hereof.

                  "Agreement Collateral" means, collectively, the Aircraft Purchase Contract Collateral and the Lease Collateral.

                  "Aircraft" means each of the aircraft listed on Exhibit E, as such exhibit may be supplemented or amended from time to time.

                  "Aircraft Financing Amount" means the total proceeds being advanced against any group of Aircraft or Substitute Aircraft being financed, provided that (i) no more than 100% of the Appraised Value (as appraised at the time of the Note Offering) of any single Aircraft or Substitute Aircraft being financed is advanced, and (ii) the LTV Ratio, including the Aircraft or Substitute Aircraft being financed, does not exceed 65%.

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                  "Aircraft Purchase Agreements" means such portions of the
relevant purchase agreements with each of the Manufacturers, that are assigned to the Issuer pursuant to which the relevant Manufacturer shall deliver Financed Aircraft to the Issuer.

                  "Aircraft Purchase Contract Collateral" has the meaning specified in Section 2.01(e).

                  "Aircraft Purchase Price" means, with respect to any Aircraft or Substitute Aircraft, the product of (i) a fraction, the numerator of which is the Appraised Value (as appraised at the time of the Note Offering) of the Aircraft or Substitute Aircraft being purchased and the denominator is the Appraised Value of all Aircraft or Substitute Aircraft being purchased pursuant to that particular Note Offering; and (ii) the Aircraft Financing Amount.

                  "Aircraft Sale" means any sale or disposition of a Financed Aircraft (except for any transfer to ILFC, or any of ILFC's affiliates or the Parent).

                  "Amortization Period" means the twelve-month period commencing on the Expected Principal Repayment Date and ending on the Final Maturity Date.

                  "Applicable Aviation Authority" means, in relation to any Financed Aircraft, each governmental or regulatory authority that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft in the State of Registration of such Financed Aircraft.

                  "Applicable Law" means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or with respect to a Lessee, to the Financed Aircraft operated by it, as to which it has a contractual responsibility.

                  "Appraisals" mean the appraisals addressed and delivered to the Security Trustee for Financed Aircraft and for Aircraft to be delivered by the Manufacturer to an Issuer Group Member within six months after the date of the relevant appraisals by the Appraiser.

                  "Appraised Value" means, with respect to each Aircraft and Financed Aircraft, the lesser of the mean and median of the Current Market Values of such Aircraft or Financed Aircraft determined by the Appraisers on or after February 12, 2004 and on a semiannual basis following the date hereof.

                  "Appraisers" means Airclaims Limited, Aircraft Information Systems, Inc. and Avitas, Inc. or such appraisers as are agreed to by the Security Trustee (in consultation with the Indenture Trustee and the Credit Facility Agent) and the Issuer, if one is no longer available.

                  "Assigned Documents" means, collectively, the Assigned Leases and any documents representing the assignment of the right to purchase the Aircraft or Substitute Aircraft under the Aircraft Purchase Agreements.

                  "Assigned Leases" has the meaning specified in Section
2.01(a).

                  "Authorized Agent" means, with respect to the Notes of any series, any authorized Paying Agent or Note Registrar for the Notes of such series.

                  "Bank" has the meaning assigned to such term in the Credit Facility Agreement.

                  "Break Amount" means Note Break Amount and Credit Facility Break Amount, as applicable.

                  "Business Day" means any day of the year on which banks are open for commercial banking business in The City of New York, New York and Los Angeles, California, and, if the applicable Business Day relates to the determination of LIBOR, any such Business Day on which dealings in deposits in Dollars are transacted in the London interbank market.

                  "Calculation Date" means the fifth Business Day immediately preceding an Interest Payment Date.

                  "Cash Collateral Account" means the account established with the Operating Bank and in the name of the Security Trustee pursuant to Section
3.01 herein and controlled by the Security Trustee into which all Lessees shall be directed by the Security Trustee to make Lease Payments in the event of a Downgrade Event. The Cash Collateral Account shall also be used to deposit certain insurance proceeds from an Event of Loss, proceeds from an Aircraft Sale, proceeds from a permanent requisition of a Financed Aircraft, and amounts for redemption of Notes and prepayment of Loans.

                  "Certificated Security" means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.

                  "Closing Date" means March 8, 2004.

                  "Collateral" has the meaning specified in Section 2.01.

                  "Collateral Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit B-1 executed and delivered by a Grantor.

                  "Commitment" has the meaning assigned to such term in the Credit Facility Agreement.

                  "Concentration Limits" shall have the meaning set forth in
Exhibit I.

                  "Contribution Agreement" means the agreement among the Issuer, the Parent and ILFC dated as of March 8, 2004, as amended, modified and supplemented in accordance with the terms thereof.

                  "Core Lease Provisions" has the meaning assigned to such term in paragraph (q) of Exhibit D hereto.

                  "Costs" means liabilities, obligations, damages, judgments, settlements, penalties, claims, actions, suits, costs, expenses and disbursements (including, without limitation, reasonable fees and disbursements of legal counsel and costs of investigation).

                  "Credit Facility" means the credit facility provided to the Issuer by the Banks under the Credit Facility Agreement.

                  "Credit Facility Acceleration Notice" means a notice given by the Credit Facility Agent pursuant to Section 10.2 of the Credit Facility Agreement to the Issuer, the Indenture Trustee, the Servicer, the Security Trustee and the Operating Bank declaring the outstanding balance of Loans and all accrued and unpaid interest thereon to be due and payable.

                  "Credit Facility Agent" means CNAI as administrative agent under the Credit Facility Agreement.

                  "Credit Facility Agreement" means the $500,000,000 Revolving Credit Agreement dated as of the Closing Date, among the Issuer, the Banks party thereto and the Credit Facility Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

                  "Credit Facility Break Amount" means any funding losses incurred by the Lenders as specified in Section 6.4 of the Credit Facility Agreement.

                  "Credit Facility Event of Default" means an "event of default" under Section 10.1 of the Credit Facility Agreement.

                  "Credit Facility Obligations" means all obligations of the Issuer under and in respect of the Credit Facility including all obligations of the Issuer to make payments of principal of, and interest and Credit Facility Break Amount (if any) on, any Loan, all obligations to pay any fees, expenses or other amounts under or in respect of such Loans, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of such Loans.

                  "Current Market Value" means, for each Aircraft or Financed Aircraft, the value ascertained by the Appraisers on the basis of a hypothetical sale in the secondary market negotiated in an arm's-length transaction between a willing and able seller and a willing and able buyer, neither of whom is under undue pressure to complete the transaction, under then current market conditions for the period covered by the relevant Appraised Value, as determined by the Appraisers.

                  "Delivery Date" means the date on which the bill of sale with respect to a Financed Aircraft is delivered by its Manufacturer to the Issuer or its designated agent.

                  "Delivery Schedule" means the delivery schedule attached as Exhibit E hereto containing information regarding the aircraft eligible to be financed under the Secured Note Program and/or Credit Facility, including aircraft model, intended lessee, expected delivery date and engine model.

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                  "Discharge" has the meaning assigned to such term in Section
3.08 of this Agreement.

                  "Dollars" means the lawful currency of the United States of America.

                  "Downgrade Event" means a downgrade of the Guarantor's senior long-term unsecured credit ratings below Baa1 by Moody's or below BBB+ by Standard & Poor's.

                  "Eligible Account" means (a) a segregated account maintained on the books and records of an Eligible Institution in the name of the Security Trustee as a Securities Account under, and as defined in, this Agreement or (b) an account maintained on the books and records of an Eligible Institution in the name of an Issuer Group Member in compliance with the terms of this Agreement.

                  "Eligible Institution" means (a) Citibank in its capacity as the Operating Bank in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of A (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-1+ by Standard & Poor's, P-1 by Moody's and, if rated by Fitch, F1 by Fitch, and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; and (b) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws) appointed as the Operating Bank in respect of any Eligible Account, so long as it (i) has either (A) a long-term unsecured debt rating of AA (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor's, P-1 by Moody's and, if rated by Fitch, F1+ by Fitch and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.

                  "Enforcement Notice" has the meaning assigned to such term in
Section 8.02(c) of this Agreement.

                  "Engine" means (a) each of the engines installed on any Financed Aircraft at delivery of the Financed Aircraft from the relevant Manufacturer to a Grantor, or (b) any replacement engine or substituted engine, title for which is acquired by the Issuer or any Issuer Subsidiary (free from any Liens other than Permitted Encumbrances).

                  "Event of Loss" means the determination by insurer or insurers of applicable Financed Aircraft of the occurrence of a total loss, constructive total loss or compromised total loss of such Financed Aircraft or Engine caused by theft, disappearance, destruction, damage beyond economic repair, confiscation or total loss of use of such Financed Aircraft or Engine.

                  "Expected Principal Repayment Date" means September 15, 2005, and if such date is not a Business Day, then the Business Day immediately following such date.

                  "Financed Aircraft" means, collectively, with respect to any Loan or Note Offering, each Aircraft or Substitute Aircraft owned by the Issuer or any Issuer Subsidiary, the acquisition of which was financed by such Loan or Note Offering (or, if the context otherwise requires, financed by all Loans and all Notes).

                  "Fitch" means Fitch IBCA, Inc.

                  "Foreign Issuer Subsidiary" means an Issuer Subsidiary that is organized under the laws of a jurisdiction other than a state of the United States or the District of Columbia.

                  "Government Security" means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry form on the records of the Federal Reserve Bank of New York and is subject to the Revised Book-Entry Rules.

                  "Grantors" has the meaning specified in the recital of parties to this Agreement.

                  "Grantor Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit B-2 executed and delivered by a Grantor.

                  "Guarantor" means ILFC, in its capacity as guarantor under the Guaranty.

                  "Guarantor Event of Default" means an "Event of Default" under
Section 12 of the Guaranty.

                  "Guaranty" means the guaranty (dated as of the date herewith) by ILFC in favor of the Security Trustee for the benefit of Beneficiaries (as defined therein), of all payment obligations of the Issuer arising under or in connection with the Indenture, Credit Facility Agreement, this Agreement, the Notes and the Loans.

                  "Holder" means any Person in whose name a Note of any series is registered from time to time in the Note Register for such Notes.

                  "Indenture" means the Trust Indenture dated as of March 8, 2004 between the Issuer and the Indenture Trustee, as the same may be amended, modified or supplemented in accordance with the terms thereof.

                  "Indenture Acceleration Notice" means a notice given by the Indenture Trustee pursuant to Section 5.02 of the Indenture to the Issuer, Credit Facility Agent, the Servicer, the Security Trustee and the Operating Bank declaring the Outstanding Principal Amount of Notes and all accrued and unpaid interest thereon to be due and payable.

                  "Indenture Event of Default" means the events of default specified in Section 5.01 of the Indenture.

                  "Indenture Obligations" means, in respect of any series of Notes, all obligations of the Issuer under and in respect of such series of the Notes including all obligations of the Issuer to make payments of principal of, and interest and Note Break Amount (if any) on, such series of Notes, all obligations to pay any fees, expenses or other amounts under or in respect of such series of Notes, the Indenture, and all obligations in respect of any amendment, modification, extension, renewal or refinancing of such series of Notes.

                  "Indenture Trustee" means Deutsche Bank Trust Company Americas, which shall function as Indenture Trustee and also provide calculation functions related to the Notes under this Agreement.

                  "Instrument" means any "instrument" as defined in Section 9-102(a)(47) of the UCC.

                  "Interest Accrual Period" means, as to each series of Notes, each of the following periods: the period commencing on and including the date of issuance of each series of Notes and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date; provided that the final Interest Accrual Period with respect to any series of Notes shall end on but exclude the date on which such series of Notes is repaid in full.

                  "Interest Payment Date" means the 15th day of each month, provided that if any Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be the first following day that is a Business Day.

                  "Investment Collateral" has the meaning specified in Section 2.01(d).

                  "Issuer" has the meaning specified in the recital of parties to this Agreement.

                  "Issuer Group" means the Issuer and each Issuer Subsidiary.

                  "Issuer Group Member" means the Issuer or an Issuer
Subsidiary.

                  "Issuer Subsidiary" means each direct or indirect subsidiary of the Issuer (including each entity of which the Issuer or a subsidiary thereof is the holder of the beneficial interest, membership interest or ownership interest) existing on the Closing Date and any other subsidiary which may become a subsidiary of the Issuer or any Issuer Group Member in the future.

                  "Issuer Subsidiary Guaranty" means the guaranty by any Issuer Subsidiary in favor of the Security Trustee substantially in the form attached as Exhibit F hereto.

                  "Lease" means with respect to each Financed Aircraft, each aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement with respect to such Financed Aircraft.

                  "Lease Assignment Documents" means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, any Grantor as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting (to the extent perfection is required pursuant to this Agreement) the assignment of, and the grant of a Lien upon, such Assigned Lease in favor of the Security Trustee under any Applicable Law, (c) any notice provided to the Lessee thereof of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such Lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee in respect thereof.

                  "Lease Collateral" has the meaning specified in Section
2.01(a).

                  "Lease Payments" means future rent payments, security deposits, maintenance reserve payments, or other payments (excluding any reimbursement of expenses paid by ILFC or the related lessor) under the Leases.

                  "Lenders" means the "Banks" party to the Credit Facility Agreement.

                  "Lenders' Notice" has the meaning assigned to such term in
Section 8.02(d) of this Agreement.

                  "Lessee" means each Person (other than a Subsidiary) who is the lessee of a Financed Aircraft from time to time leased from the Issuer or any of its Subsidiaries pursuant to a Lease, a complete and correct list of whom shall be provided from time to time and upon reasonable request to the Security Trustee by the Issuer.

                  "LIBOR" has the meaning assigned to such term in the Reference Agency Agreement.

                  "Lien" means any mortgage, pledge, lien, security interest or other charge, encumbrance or preferential arrangement of any kind or nature whatsoever, including the retained security title of a conditional vendor or lessor, statutory or other rights in rem, any levy or any right or possession or detention. For avoidance of doubt, the parties hereto acknowledge that the filing of a financing statement under the Uniform Commercial Code does not, in and of itself, give rise to a Lien.

                  "Loan" has the meaning assigned to such term in the Credit Facility Agreement.

                  "Loan Period" has the meaning assigned to such term in the Credit Facility Agreement.

                  "LTV Ratio" means the ratio of the outstanding principal amount of all Notes and Loans (and if such calculation is to be performed in connection with an offering of Notes or borrowing of Loans, after giving effect to such offering or such borrowing) to the aggregate Appraised Value of all Aircraft or Substitute Aircraft then owned by the Issuer or any Subsidiary (and if such calculation is to be performed in connection with an offering or borrowing, after giving effect to the Appraised Value of the Aircraft or Substitute Aircraft, if any, which are expected to be purchased in connection with such offering or such borrowing) based upon the most recent Appraisals of such Aircraft, Substitute Aircraft or Financed Aircraft, at the time of such Note Offering.

                  "Manager" means any, or in its plural form, all of the managers of the Issuer appointed pursuant to its organizational documents.

                  "Manufacturer" means each of The Boeing Company and AVSA S.A.R.L. or their successors.

                  "Material Adverse Effect" means (i) any material adverse effect on the business, properties, condition (financial or otherwise) or operations of the Parent and its Subsidiaries, taken as a whole since any stated reference date or from and after the date of determination, as the case may be,
(ii) any material adverse effect on the ability of the Parent to perform its material obligations hereunder or (iii) any material adverse effect on the legality, validity, binding effect or enforceability of any material provision of this Agreement.

                  "Membership Interest Collateral" means the Pledged Membership Interests, all certificates, if any, from time to time representing any of such Grantor's right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and all of such Grantor's right, title and interest in all additional membership interests from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests, and all proceeds of any and all of the foregoing.

                  "Moody's" means Moody's Investor Services.

                  "Note Break Amount" has the meaning assigned to the term "Break Amount" in the Indenture.

                  "Note Offering" means the offering of each series of Notes.

                  "Note Register" means a register of a series of Notes and of their transfer and exchange kept by the Note Registrar.

                  "Note Registrar" means a Person that maintains an office or agency where Notes of such series may be presented or surrendered for registration of transfer or for exchange.

                  "Notes" has the meaning stated in the Indenture and more particularly means any Notes authenticated and delivered under the Indenture, and all Notes issued in replacement or substitution of such Notes.

                  "Notice of Event of Default" has the meaning specified in
Section 8.08 of this Agreement.

                  "Obligation" means Secured Obligations.

                  "Offering Event" means a proposed capital markets offering of Notes for (i) the acquisition of Aircraft or Substitute Aircraft or (ii) the prepayment of outstanding Loans and the acquisition of Aircraft or Substitute Aircraft, in either case which Citigroup Global Markets Inc.

was unable to sell on terms and conditions mutually acceptable to the Issuer and Citigroup Global Markets Inc.

                  "Officer's Certificate" means a certificate signed by, with respect to the Issuer, any Manager and, with respect to any other Person, any authorized officer, director, trustee or equivalent representative of such Person.

                  "Operating Bank" means the Person acting at the time of determination as the operating bank under this Agreement. The initial Operating Bank is Citibank.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer, and who shall be acceptable to the Security Trustee.

                  "Optional Redemption" has the meaning assigned to such term in the Indenture.

                  "Ownership Interest Collateral" has the meaning in Section 2.01(b).

                  "Permitted Account Investments" means, in each case (except with regard to clause (f) hereof), book-entry securities, negotiable instruments or securities in registered form that evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America (having original maturities of no more than 270 days, or such lesser time as is required for the distribution of funds);

                  (b) demand deposits, time deposits or certificates of deposit of the Operating Bank or of depository institutions or trust companies organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any domestic branch of a foreign bank) (i) having original maturities of no more than 270 days, or such lesser time as is required for the distribution of funds; provided that at the time of investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be at least A-1 by Standard & Poor's, P-1 by Moody's and, if rated by Fitch, F1 by Fitch; provided that, during any applicable period, not more than 20% of the Issuer's aggregate Permitted Account Investments may be made in investments described under this clause (b);

                  (c) corporate or municipal debt obligations having remaining maturities of no more than 270 days, or such lesser time as is required for the distribution of funds, having, at the time of the investment or contractual commitment to invest therein, a rating of at least A-1+ or AA by Standard & Poor's, P-1 or Aa2 by Moody's and, if rated by Fitch, F1+ or AA by Fitch;

                  (d) Investments in money market funds (including funds in respect of which the Indenture Trustee or the Operating Bank or any of their affiliates is investment manager or advisor) having a rating of at least AA by Standard & Poor's, Aa2 by Moody's and, if rated by Fitch, AA by Fitch;

                  (e) notes or bankers' acceptances (having original maturities of no more than 270 days, or such lesser time as is required for the distribution of funds) issued by any depository institution or trust company referred to in (b) above; or

                  (f) any other investments approved pursuant to a Rating Agency Confirmation; provided, however, that no investment shall be made in any obligations of any depository institution or trust company (other than the initial Operating Bank and its affiliates) which has a contractual right to set off and apply any deposits held, and other indebtedness owing, by any Issuer Group Member to or for the credit or the account of such bank.

                  "Permitted Encumbrance" means any of the following:

                  (i) any Lien arising in the ordinary course of business by operation of law or securing obligations which are not overdue or securing obligations which are due but are being contested in good faith by appropriate proceedings (including without limitation, any employees', materialmen's, mechanics', hanger keepers', fuel suppliers' or similar liens);

                  (ii) any engine or parts-pooling arrangements or other similar arrangement;

                  (iii) any Lien permitted pursuant to the applicable Lease (except for Liens created, whether by act or omission, by the Issuer, an affiliate of the Issuer (which is not a Lender or Holder acting solely in its capacity as such) or the relevant lessor under the Lease);

                  (iv) any Lien (not otherwise a Permitted Encumbrance) created by or through or arising from the debt or liabilities or any act or omission of any Lessee or any sublessee in each case either (x) in contravention of the relevant Lease or sublease or (y) without the consent of the Issuer or the Issuer Subsidiary which is the lessor under the Lease to the creation of the Lien (provided that in the case of either (x) or (y), if the Servicer or any Issuer Group Member becomes aware of any such Lien, the Servicer on behalf of the Issuer, the Issuer or the Issuer Subsidiary which is the lessor under the Lease will use commercially reasonable efforts to require the Lessee to have such Lien lifted);

                  (v) any lease or conditional sale agreement or any purchase option of or relating to any Aircraft provided for under the Lease or any related agreement entered into concurrently with the Lease;

                  (vi)     any sublease of any Aircraft;

                  (vii) any Lien for air navigation authority, airport or en route navigation (including Eurocontrol), navigation services, landing, airport tending, gate, handling or similar charges, fees or levies and for all other charges, fees or levies payable for use of or services or materials (including fuel) provided at any airport;

                  (viii) any security interest created or required to be created under this Agreement;

                  (ix) any Lien created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against the Parent, the Issuer or any Issuer Subsidiary with respect to which the Parent, the Issuer or such Issuer Subsidiary is in good faith prosecuting an appeal or proceedings for review; or Liens incurred by the Parent, the Issuer or any Issuer Subsidiary for the purpose of any litigation or other proceeding to which the Parent, the Issuer or such Issuer Subsidiary is a party;

                  (x) any Lien for taxes or assessments or governmental charges or levies either not yet assessed or, if assessed, not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings or which would not have a material adverse effect either singularly or in the aggregate on the Collateral or the security interests of the Secured Parties hereunder;

                  (xi)     landlord's Liens on property held under lease; or

                  (xii) any other Liens or charges incidental to the conduct of the business of the Parent, the Issuer or any Issuer Subsidiary or the ownership of property or assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which could not reasonably be expected to have a Material Adverse Effect on the Parent, the Issuer and the Issuer Subsidiaries taken as a whole.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Pledged Beneficial Interest" means the beneficial interests identified in any of Schedule I, any Collateral Supplement or Grantor Supplement.

                  "Pledged Membership Interests" means the membership interests identified in any of Schedule I, any Collateral Supplement or Grantor Supplement.

                  "Pledged Stock" means the capital stock identified in any of
Schedule I, any Collateral Supplement or Grantor Supplement.

                  "Post Default Payment" has the meaning assigned to such term in Section 3.08 of this Agreement.

                  "Prepayment" means a prepayment of any Loan under the Credit Facility.

                  "Prepayment Date" means the date on which any Loan or Loans under the Credit Facility is prepaid by the Issuer.

                  "Purchase Account" means an account established with the Operating Bank and in the name of the Security Trustee pursuant to Section 3.01 herein and controlled by and pledged to the Security Trustee into which the proceeds from each Note Offering will be deposited, to be utilized for payment of purchase price for each Aircraft or Substitute Aircraft purchased.

                  "Rating Agency" means each of Moody's, Standard & Poor's and any other nationally recognized rating agency designated by the Issuer; provided that such organizations shall only be deemed to be a Rating Agency for purposes of this Agreement with respect to the Notes they are then rating.

                  "Rating Agency Confirmation" means a written confirmation in advance of certain actions or transactions contemplated by the Issuer from each of the Rating Agencies then rating Notes, that such action or transaction in and of itself will not result in the lowering, qualification or withdrawal by them of their then current credit rating, if any, of any series of Notes.

                  "Recovered Amount" has the meaning assigned to such term in
Section 3.08 of this Agreement.

                  "Redemption" means redemption of any or all series of Notes under the provisions of the Indenture.

                  "Redemption Date" has the meaning assigned to such term in the Indenture.

                  "Reference Agency Agreement" means the Reference Agency Agreement dated as of the Closing Date, among the Issuer, the Reference Agent, the Indenture Trustee, the Credit Facility Agent and the Servicer pursuant to which LIBOR for each Interest Accrual Period or Loan Period is determined from time to time, as such agreement may be amended, modified, or supplemented in accordance with the terms thereof.

                  "Reference Agent" means the Person acting, at the time of determination, in the capacity of the Reference Agent under the Reference Agency Agreement. The initial Reference Agent is CNAI.

                  "Reference Date" means with respect to each Interest Accrual Period or each Loan Period, the day that is two Business Days prior to the commencement of such Interest Accrual Period or such Loan Period.

                  "Related Documents" means the Credit Facility Agreement, the Indenture, the constitutional documents of the Parent, the Notes, the Reference Agency Agreement, this Agreement and any document related thereto, any documents representing the assignment of the right to purchase the Financed Aircraft under the Aircraft Purchase Agreements, the Servicing Agreement, the constitutional documents of each Issuer Group Member, the Contribution Agreement, the Guaranty and any Issuer Subsidiary Guaranty.

                  "Relevant Collateral" has the meaning specified in Section 2.08(a).

                  "Relevant Delivery Date" means, with respect to any Aircraft or Substitute Aircraft, the date on which such Aircraft or Substitute Aircraft is purchased by the Issuer or any other Person in the Issuer Group.

                  "Replacement Engine" means, with respect to any engine replacing an Engine during the continuance of a Downgrade Event or an Indenture Event of Default (if Notes are outstanding) or a Credit Facility Event of Default (if Loans are outstanding), an engine of which the title is possessed by the Issuer or any Issuer Subsidiary (free of Liens other than Permitted Encumbrances) and with a utility at least equal to the Engine so replaced.

                  "Requisite Creditors" means collectively, Holders and Lenders (other than the Issuer and affiliates of the Issuer) together holding at least a majority of the aggregate principal amount of Notes and Loans outstanding, a complete and correct list of whom shall be provided from time to time to the Security Trustee, upon the Security Trustee's reasonable request, by the Indenture Trustee and the Credit Facility Agent.

                  "Requisite Holders" means the Holders of a majority of the Outstanding Principal Amount of the Notes.

                  "Requisite Lenders" has the meaning attributed to "Required Banks" in the Credit Facility Agreement, a complete and correct list of whom shall be provided from time to time to the Security Trustee, upon the Security Trustee's reasonable request, by the Credit Facility Agent.

                  "Responsible Officer" means (a) with respect to the Indenture Trustee, any officer within the Corporate Trust Office, including any Vice President, Managing Director, Director, Associate, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject, (b) with respect to the Issuer, any Manager and (c) with respect to any other Person, any authorized officer of such Person, in each case as evidenced by certificates of incumbency or similar certificates delivered hereunder to the Security Trustee from time to time.

                  "Revised Book-Entry Rules" means 31 C.F.R.ss.357 (Treasury bills, notes and bonds); 12 C.F.R.ss.615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. ss.ss. 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. ss. 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. ss. 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 31 C.F.R. ss. 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.

                  "Secured Note Program" means the program of the Issuer to acquire Financed Aircraft through the issuance of Notes under the Indenture.

                  "Secured Obligations" means, in relation to the Parent, the Issuer and the Issuer Subsidiaries collectively, the Indenture Obligations with respect to all series of Notes, the Credit Facility Obligations with respect to all Loans, the Secured Service Provider Obligations and, with respect to the Secured Obligations of an Issuer Subsidiary only, such Issuer Subsidiary's payment obligations under its Issuer Subsidiary Guaranty.

                  "Secured Party" means any of or, in the plural form, all of each Secured Service Provider, each Holder, and each Lender.

                  "Secured Party Supplement" means a supplement to this Agreement in substantially the form attached as Exhibit A executed and delivered to the Security Trustee by a Service Provider.

                  "Secured Service Provider" means any of the Security Trustee, the Indenture Trustee, the Servicer, the Reference Agent, the Credit Facility Agent, the Operating Bank and each other provider (including any Authorized Agent) of a Secured Service Provider Document.

                  "Secured Service Provider Document" means any of any Service Provider Document listed under clause (a) of the definition of that term and any other service agreement entered into by a Grantor in accordance with the Indenture and the Credit Facility Agreement in respect of which the counterparty has executed and delivered to the Security Trustee a Secured Party Supplement.

                  "Secured Service Provider Obligations" means, collectively, the obligations now or hereafter existing of any Grantor to a Service Provider under a Secured Service Provider Document.

                  "Securities Account" means a securities account as defined in
Section 8-501(a) of the UCC maintained in the name of the Security Trustee as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) on the books and records of the Operating Bank or another Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110(e) of the UCC) is the State of New York.

                  "Securities Intermediary" means any "securities intermediary" of the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.

                  "Security Collateral" has the meaning specified in Section 2.01(b).

                  "Security Trustee" means the Person appointed, at the time of determination, as the security trustee under this Agreement. The initial Security Trustee is CNAI.

                  "Service Provider" means each of the Indenture Trustee, Credit Facility Agent, the Reference Agent, the Servicer, the Security Trustee, the Operating Bank and any other service provider retained from time to time by the Issuer or any of its Subsidiaries pursuant to the Related Documents.

                  "Service Provider Documents" means (a) the Servicing Agreement, the Indenture (with respect to the obligations of the Issuer to the Indenture Trustee), the Credit Facility Agreement (with respect to the obligations of the Issuer to the Credit Facility Agent), the Reference Agency Agreement, and this Agreement (with respect to the obligations of the Grantors to the Security Trustee and the Operating Bank) and (b) any other service agreement entered into by any Grantor pursuant to the Indenture and the Credit Facility Agreement.

                  "Servicer" means the Person acting, at the time of determination, as the Servicer under the Servicing Agreement. The initial Servicer is ILFC.

                  "Servicing Agreement" means the Servicing Agreement dated as of March 8, 2004 among ILFC, the Issuer, and Issuer Subsidiaries as amended, modified or supplemented in accordance with the terms thereof.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "State of Registration" means, in relation to a Financed Aircraft, the country or state of registration of such Financed Aircraft at that time which is specified by the relevant Lease or is subsequently approved by the lessor under the relevant Lease.

                  "Subsidiary" means a corporation, limited liability company, partnership or trust more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries.

                  "Substitute Aircraft" means an aircraft, to be purchased from the Manufacturer, that is substituted by the Issuer for any Aircraft designated to be purchased pursuant to the terms of this Agreement so long as (i) such substituted aircraft is the same model as an Aircraft listed on the Delivery Schedule and has a year of manufacture no earlier than 2004, and there is a current Appraisal for such substituted aircraft or combination of substituted aircraft; (ii) the aggregate appraised value (calculated on the same basis as "Appraised Value") of such substituted aircraft or combination of substituted aircraft equals or exceeds the Appraised Value of the Aircraft being replaced;
(iii) such substituted aircraft is subject to a Lease containing the Core Lease Provisions; and (iv) each of the applicable Concentration Limits is met after giving effect to such substitution.

                  "Taxes" mean any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, loss, damage, liability, expense, additions to tax and additional amounts or costs Incurred or imposed with respect thereto) imposed or otherwise assessed by the United States or by any state, local or foreign government (or any subdivision or agency thereof) or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth and similar charges; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, taxes on goods and services, gains taxes, license, registration and documentation fees, customs duties, tariffs, and similar charges.

                  "UCC" or "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

                  "Uncertificated Security" means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.

                  "Written Notice" means with reference to the Issuer, the Indenture Trustee, the Credit Facility Agent, the Security Trustee or the Servicer, a written instrument (including a fax with proof of receipt) sent by a Responsible Officer of such Person (or in the case of the Issuer, a Manager or officer).

                  (b) Terms Defined in the Indenture and the Credit Facility Agreement. For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Indenture and the Credit Facility Agreement. Any amendment to such capitalized terms after the date hereof that materially adversely affects the Security Trustee or the Operating Bank shall not apply to the Security Trustee or the Operating Bank, as applicable, without the express written consent of the Security Trustee or the Operating Bank, as applicable.

                  Section 1.02. Construction and Usage. The conventions of construction and usage set forth in Section 1.02 and 1.05 of the Indenture and
Section 1.1 of the Credit Facility Agreement are hereby incorporated by reference in this Agreement. Any amendment to such provisions after the date hereof that materially adversely affects the Security Trustee or the Operating Bank shall not apply to the Security Trustee or the Operating Bank, as applicable, without the express written consent of the Security Trustee or the Operating Bank, as applicable.

                                   ARTICLE II
                                    SECURITY

                  Section 2.01. Grant of Security. To secure the due and punctual payment, performance and observance of the Secured Obligations, the Parent hereby assigns to the Security Trustee for its benefit and the benefit of the Secured Parties and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties a security interest in all of the Parent's right, title and interest in and to the Membership Interest Collateral in the Issuer owned by the Parent (the Security Trustee shall not have any security interest in any other property of the Parent), and each Grantor, other than the Parent, hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following (collectively (including the Membership Interest Collateral in the Issuer described above), the "Collateral"):

                  (a) all of the Issuer's and its Subsidiaries' (if any) right, title and interest in and to all Leases to which the Issuer and its Subsidiaries, if any, is or may from time to time be party (all such Leases the "Assigned Leases") and any Lease Payments with respect to such Leases , including, without limitation, (i) all rights of the Issuer or such Subsidiaries to receive proceeds of any insurance, indemnity, warranty or guaranty provided for under such Assigned Leases, (ii) claims of the Issuer or such Subsidiaries for damages arising out of or for breach or default under such Assigned Leases,
(iii) all rights under any such Assigned Lease with respect to any subleases of the Financed Aircraft subject to such Assigned Lease and (iv) the right of the Issuer or such

Subsidiaries to terminate such Assigned Leases, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under such Assigned Leases or by statute or at law or in equity (the Lease Payments and the Assigned Leases are collectively referred to as the "Lease Collateral"); provided that the Security Trustee will release its Lien on the Lease Payments received from the Lessees when paid to the Issuer or Issuer Subsidiary or the Servicer on behalf of the Issuer or an Issuer Subsidiary; provided, however, in the event of the occurrence and continuance of a Downgrade Event, or the delivery of a Notice of Event of Default to the Security Trustee and continuation of the applicable Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), such Lien will no longer be released and the Security Trustee will direct the Lessees to remit their Lease Payments due under their respective Leases to the Cash Collateral Account;

                  (b) capital stock of Subsidiaries, if any, of the Issuer, and all additional shares of stock acquired by the Issuer including all dividends, interest, cash, instruments and other property received, receivable or otherwise distributable with respect to or in exchange for any such stock (collectively, the "Security Collateral"); and all of the ownership interest of the Issuer held by the Parent and all of the ownership interests in any Subsidiaries of the Issuer, if any, and the additional beneficial interests acquired by the Issuer or any Issuer Subsidiary, including any and all certificates, contracts, or instruments evidencing or creating such interest and all distributions, cash, instruments and other property received, receivable or otherwise distributable in respect of or in exchange for such ownership interest (collectively with the Security Collateral, the "Ownership Interest Collateral");

                  (c) all right of the Issuer or its Subsidiaries (if any) in and to the Cash Collateral Account and the Purchase Account (and any replacement accounts therefor) and all cash, investment property, investments and earnings thereon (other than intercompany loans, as contemplated under Section 2.07(g) herein) ("Permitted Account Investments"), other investments, securities, instruments or other property at any time credited to the Cash Collateral Account or the Purchase Account (and any replacement accounts therefor) (collectively, the "Account Collateral");

                  (d) all certificates and instruments, if any, representing or evidencing such Permitted Account Investments and all interest, dividends, instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing (other than intercompany loans as contemplated under Section 2.07(g) herein) (collectively, the "Investment Collateral");

                  (e) all of the Issuer's and its Subsidiaries' (if any) right, title and interest in the rights to purchase the Financed Aircraft ("Aircraft Purchase Contract Collateral");

                  (f) with respect to each Grantor, all of such Grantor's right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee; and

                  (g) all proceeds of any and all of the foregoing Collateral, including, without limitation, proceeds that constitute property of the types described in subparagraphs (a) and (e) immediately above.

                  Security Trustee and each Secured Party hereby acknowledges and agrees that nothing herein contained is intended to grant a security interest in favor of the Security Trustee or any other Secured Party with respect to any Aircraft, Financed Aircraft or Substitute Aircraft or any part, product, component or proceed thereof, including without limitation any Engine.

                  Section 2.02. Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the provisions of this Agreement, the Indenture and the Credit Facility Agreement) and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Parties but for the fact that the Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

                  Section 2.03. Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, and as of each subsequent Acquisition Date and each Delivery Date on which such Grantor accepts a Financed Aircraft as follows:

                  (a) Each Grantor represents that it has been duly organized and is validly existing and in good standing in its jurisdiction of organization and each Grantor that is an owner of a Financed Aircraft represents that it has been duly organized and is validly existing and in good standing under the laws of a State of the United States of America or the District of Columbia.

                  (b) The Grantors are the legal and beneficial owners of the Collateral free and clear of any Lien other than Permitted Encumbrances. No effective financing statement or other instrument similar in effect (other than in connection with any Lease with the Applicable Aviation Authority or other governmental authority or office or any Permitted Encumbrance) covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Security Trustee relating to the Collateral or such as may have been terminated.

                  (c) This Agreement creates a valid security interest in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Encumbrances). Upon the taking of the actions required hereby, such security interest will be perfected under the UCC and, with respect only to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization. All filings and other actions necessary or desirable to perfect and protect such security interest under the UCC and, with respect only to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization have been (or in the case of future Collateral will be) duly taken under the UCC and, with respect to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization. Other than the security interest granted to the Security Trustee pursuant to this Agreement and, other than as permitted by this Agreement, the Grantors have not affirmatively pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Grantors have not authorized the filing of and are not aware of the filing of any financing statements (other than in connection with any Lease) against any Grantor that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Security Trustee hereunder or that has been terminated. The Grantors are not aware of any judgment or tax lien filings against any Grantor.

                  (d)      No Grantor has any trade names except as set forth on
Schedule III hereto.

                  (e) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by such Grantor of the assignment and security interest granted hereby under the UCC, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby under the UCC or, with respect to any security interest granted by a Foreign Issuer Subsidiary under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization except for the filing of financing and continuation statements under the UCC or, with respect to any security interest granted by a Foreign Issuer Subsidiary, for such consents, authorizations, approvals, actions, notices or filings as may be required under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization.

                  (f) The jurisdiction of organization, organizational identification number (if applicable), the correct name, the chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule III.

                  (g) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule I. The Pledged Membership Interest constitutes the percentage of the membership interest of the issuer thereof indicated on
Schedule I thereto. The Pledged Beneficial Interest constitutes the percentage of the beneficial interest of the issuer thereof indicated on Schedule I hereto.

                  (h) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid and nonassessable, and are free and clear of any Liens other than Permitted Encumbrances.

                  (i) To the extent the Ownership Interest Collateral is certificated, (a) such Pledged Stock, Pledged Beneficial Interests and Pledged Membership Interests have been delivered to the Security Trustee; (b) the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests either (i) are in bearer form, (ii) have been endorsed, by an effective endorsement, to the Security Trustee or one of its agents or nominees or in blank or (iii) have been registered in the name of the Security Trustee or one of its agents or nominees; and (c) none of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Security Trustee.

                  (j) The Leases constitute "tangible chattel paper" within the meaning of Section 9-102(a)(78) of the UCC.

                  (k) Each Account constitutes a "securities account" within the meaning of Section 8-501 of the UCC.

                  Section 2.04. Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party (other than the Servicer to the extent provided in the Servicing Agreement) be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

                  Section 2.05. Delivery of Collateral. (a) All certificates, instruments, documents or tangible chattel paper representing or evidencing any Collateral (other than Account Collateral) shall be delivered to and held by or on behalf of the Security Trustee in New York and, if applicable, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted hereby. The Security Trustee shall have the right, upon the occurrence and continuance of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) and without notice to any Grantor, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Stock, Pledged Membership Interests and Pledged Beneficial Interests, subject only to the revocable rights specified in Section 2.12(a). In addition, the Security Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral (other than Account Collateral) for certificates or instruments of smaller or larger denominations.

                  (b) To the extent that any Assigned Lease constitutes "tangible chattel paper" (as defined in Section 9-102(a)(78) of the UCC), the Grantors shall do or shall cause to be done the following:

                  (i) With respect to each Assigned Lease which was entered into prior to the Relevant Delivery Date for the corresponding Financed Aircraft, on or before such Relevant Delivery Date: (A) add substantially the following language to the cover of one executed original of such Lease: "TO THE EXTENT, IF ANY, THAT THIS LEASE AGREEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION) NO SECURITY INTEREST IN THIS LEASE AGREEMENT MAY

         BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART IDENTIFIED FOR SUCH PURPOSES AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY CITICORP NORTH AMERICA INC., AS SECURITY TRUSTEE, ENDORSED ON OR ATTACHED TO OR FOLLOWING THE SIGNATURE PAGE THEREOF."; (B) deliver the original paper copy of the Lease which bears the above language on the cover page with substantially the following language on, or on a page attached following, the signature page (unsigned by the Security Trustee):
         "Receipt of the original counterpart of the foregoing Lease Agreement is hereby acknowledged on this ___ day of ____________, 200_. Citicorp North America Inc., as Security Trustee, By: __________________, Its:
         ______________" to a courier service for delivery to the Security Trustee c/o Citibank, N.A., 111 Wall Street, Floor 14, Zone 3, New York, New York 10005, Attention: Barbara Bennett (such address, the "SECURITY TRUSTEE ADDRESS"); and (C) request that the Security Trustee execute the receipt for such copy of the Lease appearing on, or on a page attached following, the signature page of such copy of the Lease. References in this subparagraph (i) to "Citicorp North America Inc." and its address may be replaced with the name and address of the Person at the time serving as Security Trustee, as may have been notified to the Grantors and the Servicer in a written notice. For the avoidance of doubt, none of the Grantors or the Servicer are required to obtain the signature of the Security Trustee on the receipt described in subclause
         (B) above;

                  (ii) With respect to each Assigned Lease entered into after the Relevant Delivery Date for the corresponding Financed
         Aircraft: (A) add the following language to the cover of such Lease:
         "COUNTERPART NO. __ OF __ SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.", and (B) after the execution of such Assigned Lease by all the parties thereto, deliver the original paper copy which is manually numbered "1" (which, by way of clarification, shall not include the signature or the receipt therefor of the Security Trustee) to a courier service for delivery to the Security Trustee at the Security Trustee Address.

                  Section 2.06. Maintenance of Accounts. (a) Citibank hereby agrees to act as the Operating Bank under this Agreement. From time to time the Operating Bank shall establish and maintain on the books and records of its office specified in Section 10.02 and maintain in the name of the Security Trustee each Account as an Eligible Account. If, at any time, any Account ceases to be an Eligible Account, the Operating Bank shall, within 10 Business Days thereafter, establish a new Account having the same characteristics as such Account that ceased to be an Eligible Account and transfer all property related to such old Account to such new Account. The Operating Bank also agrees to cooperate with any replacement Operating Bank as to the transfer of any property in, or records relating to, any Account maintained by it. Except as a Secured Party in accordance with the provisions of this Agreement, the Operating Bank waives any claim or lien against any Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

                  (b) The Operating Bank hereby agrees that (i) it is a "bank" (as defined in Section 9-102(a)(8) of the UCC), (ii) each Account is and will be maintained as a Securities Account of which the Operating Bank is the Securities Intermediary and in respect of which the Security Trustee is the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) of the "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to each "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to such Account and the Operating Bank shall comply with all entitlement orders (as defined in Section 8-102(a)(8) of the UCC) issued by the Security Trustee without further consent of the Grantors or any other person,
(iii) all cash required to be deposited in any such Account and Permitted Account Investments and all other property acquired with cash credited to any such Account will be credited to such Account, (iv) all items of property (whether cash, investment property, Permitted Account Investments, other investments, securities, instruments or other property) credited to each Account will be treated as a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (v) its "securities intermediary's jurisdiction" (as defined in Section 8-110(e) of the UCC) and the "bank's jurisdiction" (within the meaning of Section 9-304 of the UCC) with respect to each Account is the State of New York and (vi) all securities, instruments and other property in book entry or registered form and credited to any Account shall be payable to or to the order of, or registered in the name of, the Operating Bank, its agent or nominee or shall be indorsed to the Operating Bank, its agent or nominee or in blank, and in no case whatsoever shall any "financial asset" (as defined in Section 8-102(a)(9) of the UCC) credited to any Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by a Grantor to the Operating Bank, its agent or its nominee or in blank or to the extent provided for in this Agreement.

                  (c) The Security Trustee hereby appoints the Servicer, the Indenture Trustee and the Credit Facility Agent as its agents for certain actions to be taken by these entities on behalf of the Security Trustee pursuant to this Agreement. Subject to Section 2.06(b), the Operating Bank acknowledges that the Security Trustee has appointed the Servicer, the Indenture Trustee and the Credit Facility Agent as its agents for dealings with respect to the Accounts as specified for such entity, pursuant to Sections 3.02, 3.03 and 3.04; the Operating Bank agrees that, until otherwise notified in writing by the Security Trustee, the Operating Bank will follow the written directions and instructions of the Servicer and the Indenture Trustee and the Credit Facility Agent, as the agents for the Security Trustee, to the same extent it is required to follow those of the Security Trustee except that, upon the occurrence and during the continuance of an Indenture Event of Default (if any Notes are outstanding), a Credit Facility Event of Default (if any Loans are outstanding), or a Downgrade Event, the Operating Bank agrees that it will follow the directions and instructions of the Security Trustee. Upon the occurrence of an Indenture Event of Default (if any Notes are outstanding), a Credit Facility Event of Default (if any Loans are outstanding) or a Downgrade Event the Security Trustee shall notify the Operating Bank of such occurrence.

                  (d) The Security Trustee agrees that it will hold (and will indicate clearly in the books and records that it holds) its "security entitlement" to the "financial assets" credited to each Account in trust for the benefit of the Secured Parties.

                  Section 2.07. Covenants Regarding Accounts and Assigned Documents. (a) Prior to the issuance of any Notes or the borrowing of any Loans, the Servicer on behalf of the Security Trustee shall direct the Operating Bank in writing to establish the Accounts pursuant to this Agreement.

                  (b) Upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Security Trustee in the case of any Assigned Lease (i) such consents, acknowledgments and/or notices from the Lessee relating to the assignment as are provided for in the related Lease Assignment Documents, and (ii) after any perfection, any documentation effecting the perfection of the security assignment of, and lien upon, such Assigned Lease under the UCC and, if the security interest in such Assigned Lease is being granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization. Upon the reasonable request of any Grantor, the Security Trustee (solely in its capacity as such) will execute undertakings of quiet enjoyment in favor of the Lessee under any Assigned Lease or the Lease Assignment Documents.

                  (c) Upon (i) the inclusion of any Assigned Document in the Collateral or (ii) the amendment, supplement or novation of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver an original counterpart thereof to the Security Trustee (with language substantially similar to the language in Section 2.05(b)(i) or (ii) herein affixed to the cover of such original counterpart) and will take such other action as may be necessary or desirable to perfect the Lien of this Agreement as to such Assigned Document under the UCC and, if the security interest in such Assigned Document is being granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization. For the avoidance of doubt, nothing contained in this Agreement shall require any Grantor to perfect a security interest in the Collateral in any foreign jurisdiction, other than with respect to the Collateral granted by a Foreign Issuer Subsidiary and then only in such Foreign Issuer Subsidiary's jurisdiction of organization and under the UCC.

                  (d)      Each Grantor shall, at its expense but subject to
Section 2.07(f) of this Agreement, the Indenture, the Credit Facility Agreement and (in the case of any Assigned Lease) the Servicing Agreement:

                  (i) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms except as permitted by the Servicing Agreement, and after the occurrence and continuation of an Indenture Event of Default (if Notes are outstanding) or a Credit Facility Event of Default (if Loans are outstanding) take all such action to such end as may be from time to time reasonably requested by the Security Trustee; and

                  (ii)     furnish to the Security Trustee from time to time,
         (A) such information and reports regarding the Collateral as the Security Trustee may reasonably request and

         (B) after the occurrence and during the continuation of an Indenture Event of Default (if Notes are outstanding) or a Credit Facility Event of Default (if Loans are outstanding) upon a reasonable request of the Security Trustee make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

                  (e) Each Grantor will, at its expense and upon the reasonable request of any Secured Service Provider, pursue for the benefit of such Secured Service Provider any claim that such Secured Service Provider has under any Assigned Document for indemnity or otherwise.

                  (f) So long as no notice of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) shall have been delivered to the Issuer and such Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if no Loans are outstanding) is not continuing, no acceleration of the Notes or the Loans shall have occurred and be continuing, and no Downgrade Event shall have occurred and be continuing, notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Security Trustee but subject always to the terms of this Agreement, the Indenture and the Credit Facility Agreement (x) to exercise and receive, directly or indirectly through one or more agents, including the Servicer, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, including the Servicer, related to the Assigned Documents and the Lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any Lessee or counterparty thereunder.

                  (g) (i) So long as no Indenture Event of Default (if any Notes are outstanding), Credit Facility Event of Default (if any Loans are outstanding) or Downgrade Event has occurred and is continuing, all Lease Payments, upon payment thereof to Issuer, an Issuer Subsidiary or the Servicer on behalf of the Issuer or Issuer Subsidiary and simultaneously with such payment shall be released from the Lien provided for herein (provided that, the Lien on the Lease Payments will not be released after the occurrence and continuance of a Downgrade Event, Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding)), and such Lease Payments may be loaned by each Grantor to another Grantor or ILFC. Upon the occurrence and during the continuance of a Downgrade Event or the delivery of a Notice of Event of Default to the Security Trustee and continuation of the applicable Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), the Security Trustee shall send a notice to the Lessees to send all subsequent Lease Payments to the Cash Collateral Account, and upon such notice the subsequent Lease Payments shall no longer be released from the Lien in favor of the Security Trustee.

                  (ii) Upon the inclusion of any Lease in the Collateral, or novation thereof to a new Lessee, or the entering into of any new Lease, the relevant Grantor will notify the Lessee of the assignment of a security interest in such Lease to the Security Trustee and of the right of the Security Trustee upon a the occurrence and continuation of a Downgrade Event, an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), to issue a notice to such Lessee to send all subsequent Lease Payments to the Cash Collateral Account.

                  Section 2.08. Covenants Regarding Ownership Interest Collateral and Investment Collateral. (a) All Ownership Interest Collateral and Investment Collateral (the "Relevant Collateral") shall be delivered by Grantors to the Security Trustee as follows:

                  (i) in the case of each Certificated Security or Instrument (if applicable), by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee in the State of New York, registered in the name of the Security Trustee or its agent or nominee or duly endorsed by an appropriate person to the Security Trustee or its agent or nominee or in blank and, in each case, held by the Security Trustee in the State of New York, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee or its agent or nominee and confirming to the Security Trustee that it has been so credited;

                  (ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or its agent or nominee or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee or its agent or nominee and confirming to the Security Trustee that it has been so credited;

                  (iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of the Federal Reserve Bank of New York or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee or its agent or nominee and confirming to the Security Trustee that it has been so credited; and

                  (iv)     in the case of any Ownership Interest Collateral by
         (a) to the extent that the grant of the security interest to the Security Trustee in any Ownership Interest Collateral or the transfer of any Ownership Interest Collateral upon exercise of remedies by the Security Trustee is subject to any restrictions on transfer or any consent requirements, obtaining all necessary consents and approvals thereof and (b)(1) if Ownership Interest Collateral constitutes a Certificated Security, Instrument or Uncertificated Security, complying with clauses
         (i) or (ii) above, as applicable or (2) if Ownership Interest Collateral constitutes a general intangible, by causing an appropriate financing statement covering each such Ownership Interest Collateral to be filed in the appropriate office necessary to perfect the security interest of the Security Trustee therein under the UCC.

                  (b) Each of the Issuer and the Security Trustee hereby represents, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary's jurisdiction in connection with any Securities Account, (ii) with any Securities Intermediary referred to in Section 2.08(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or
(iii) with any securities intermediary of any such Securities Intermediary, or
(iv) with any other Person relating to such Relevant Collateral pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such Person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the applicable Securities Account, including cash, to be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

                  (c) Without limiting the foregoing, the Issuer and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary, to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.18 in order to maintain the perfection and priority of the security interest of the Security Trustee in the Relevant Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

                  Section 2.09. Covenant Regarding Reduction, Removal or Impairment of Collateral. (a) Each Grantor hereby agrees and covenants that such Grantor will not directly or indirectly take any action to dispose of or remove the Collateral or in any way impair the Collateral, or take any action which may impair the security interest in the Collateral, except as permitted under this Agreement.

                  (b) (i) So long as no Indenture Event of Default (if any Notes are outstanding), or Credit Facility Event of Default (if any Loans are outstanding), or Downgrade Event has occurred and is continuing and prior to the Expected Principal Repayment Date, the Issuer will have the right to substitute for any Aircraft to be purchased one or more Substitute Aircraft and related Leases at any time prior to the Delivery Date of such substituted Aircraft for any reason.

                  (ii) So long as no Indenture Event of Default (if any Notes are outstanding), or Credit Facility Event of Default (if any Loans are outstanding), or Downgrade Event has occurred and is continuing, and prior to the Expected Principal Repayment Date, the Issuer or an

Issuer Subsidiary may (subject to clause (iii) below) also transfer or sell any Financed Aircraft or Lease to the Guarantor or any of its affiliates or any other Person so long as after giving effect to such transfer or sale the LTV Ratio does not exceed 65% or, if the LTV Ratio exceeds 65%, the Issuer shall repay Loans or redeem Notes in sufficient principal amount such that after giving effect to such transfer or sale, the LTV Ratio does not exceed 65% and all applicable Concentration Limits are met after giving effect to such transfer or sale.

                  (iii) Notwithstanding clause (ii) above, transfer or sale of a Financed Aircraft will be allowed solely to permit Lessees to exercise any purchase options under a Lease at any time; provided that after giving effect to the exercise of such purchase option the LTV Ratio does not exceed 65% or, if the LTV Ratio exceeds 65%, the Issuer shall repay Loans or redeem Notes in sufficient principal amounts such that after giving effect to the exercise of such purchase option the LTV Ratio does not exceed 65%.

                  (iv) Any Engine may be replaced at any time by any other engine freely (including after an Event of Loss) by the Issuer or Issuer Subsidiary prior to the occurrence and continuance of an Indenture Event of Default (if Notes are outstanding) or a Credit Facility Event of Default (if Loans are outstanding) or a Downgrade Event, provided that, after the occurrence and continuation of a Downgrade Event, an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), such engine shall be a Replacement Engine. With respect to an Event of Loss relating to an Engine, the Issuer shall procure or cause to be procured a replacement engine or a Replacement Engine, as the case may be, within 120 days of such Event of Loss and the Issuer may apply, or cause the insurer to apply, any insurance proceeds received or payable in connection with such an Event of Loss directly to pay the seller of such replacement engine or Replacement Engine or to reimburse any Person (including ILFC or any of its affiliates) who has purchased such replacement engine or Replacement Engine for the cost of procuring such replacement engine or Replacement Engine. Insurance proceeds received or payable in connection with an Event of Loss relating to an Engine are not required to be deposited into the Cash Collateral Account and shall not be included as Collateral hereunder and any excess insurance proceeds not applied in accordance with the foregoing sentence shall be paid to, or may be retained by, the Issuer.

                  (c) Upon a transfer or substitution of an Aircraft or Financed Aircraft pursuant to paragraph (b) of this Section, the Lease, Lease Collateral and other Collateral relating to such Aircraft or Financed Aircraft shall be released from the Collateral and the Lien of the Security Trustee shall be released with respect to such Collateral. In connection with such release, the Security Trustee at the cost and expense of Issuer shall take all such action as may be necessary or desirable or reasonably requested to evidence the release of its Lien provided for in this section, subject in the case of a transfer pursuant to Section 2.09(b)(ii), to the prior receipt by the Security Trustee from the Issuer of an Officer's Certificate certifying that no Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding) has occurred or is continuing. In the case of the immediately preceding paragraph (b)(i) the relevant Grantor shall provide to the Security Trustee a security interest in the Lease and other Lease Collateral relating to the Substitute Aircraft, and such Lease and other Lease Collateral relating to such Substitute Aircraft shall become a part of the Collateral and shall be subject to the Lien of this Agreement.

                  Section 2.10. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that the Security Trustee may reasonably request, in order to (A) perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby under the UCC and with respect to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization or (B) to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) if any Collateral shall be evidenced by a promissory note or other instrument or tangible chattel paper (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, if applicable; (ii) with respect to each Grantor that is not a Foreign Issuer Subsidiary, under the UCC and with respect to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization and under the UCC, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Security Trustee may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) with respect to each Grantor that is not a Foreign Issuer Subsidiary, under the UCC and with respect to any security interest granted by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization and under the UCC, execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable, or as the Security Trustee may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement under the applicable laws of the granting Issuer Subsidiary's jurisdiction of organization.

                  (b) Each Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements under the UCC, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral and such other written reports relating to the condition or location of the Collateral as the Security Trustee may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from the Servicer, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Servicing Agreement.

                  (d) Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Issuer Subsidiary, cause such Issuer Subsidiary to enter into a Grantor Supplement and shall also pledge and deliver the voting stock or other equity interest of such

Issuer Subsidiary to the Security Trustee and file any financing statements required to be filed to perfect the security interest of the Security Trustee in the voting stock or other equity interest of such Issuer Subsidiary under the UCC and if such Grantor is a Foreign Issuer Subsidiary, the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization.

                  Section 2.11. Place of Perfection; Records. Each Grantor shall keep its jurisdiction of organization, chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule III or, upon 30 days' prior written notice to the Security Trustee, at such other locations in a jurisdiction specified in such notice. Each Grantor shall hold and preserve such records and, during the continuance of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), shall permit representatives of the Security Trustee at any time during normal business hours to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor and permit representatives of the Security Trustee to be present at such Grantor's place of business to receive copies of all the communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Grantor with respect to the Collateral, all in such manner as the Security Trustee may require.

                  Without limiting the generality of the foregoing, if, after the occurrence of a Downgrade Event, an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), the Security Trustee directs the Lessees in writing to remit their Lease Payments due under their respective Leases to the Cash Collateral Account, with a copy to the Issuer, then each Grantor will promptly (i) forward to the Security Trustee any original written acknowledgment from a Lessee of the above direction which such Grantor may receive, and (ii) redirect to the Cash Collateral Account any funds representing Lease Payments received from a Lessee which should have been paid to the Cash Collateral Account but were misdirected to the Grantor.

                  Section 2.12. Voting Rights; Dividends; Etc. (a) So long as no Acceleration Notice shall have been delivered to the Issuer, or (x) no Indenture Event of Default (if any Notes are outstanding) as described in clauses (1),
(2), (4) and (5) under Section 5.01 of the Indenture, (y) no Credit Facility Event of Default (if any Loans are outstanding) as described in Sections 10.1.1, 10.1.2, and 10.1.4 of the Credit Facility Agreement, or (z) no Guarantor Event of Default as described under clauses (a), (c) and (e) of Section 12 of the Guaranty, shall have occurred and be continuing the Grantors shall have the right to exercise the rights pursuant to Section 2.12(a):

                  (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Ownership Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the organizational documents of such Grantor, the Indenture or the Credit Facility Agreement; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of all or any part of the Ownership Interest Collateral; and

                  (ii) The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to
         Section 2.12(a)(i); and

                  (b) If no Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding) shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any and all distributions, dividends and interest paid in respect of the Ownership Interest Collateral pledged by any Grantor, including any and all
(i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Ownership Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Ownership Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Ownership Interest Collateral.

                  (c) So long as no Acceleration Notice shall have been delivered to the Issuer, or (x) no Indenture Event of Default (if any Notes are outstanding) as described in clauses (1), (2), (4) and (5) under Section 5.01 of the Indenture, (y) no Credit Facility Event of Default (if any Loans are outstanding) as described in Sections 10.1.1, 10.1.2, and 10.1.4 of the Credit Facility Agreement, or (z) no Guarantor Event of Default as described under clauses (a), (c) and (e) of Section 12 of the Guaranty, shall have occurred and be continuing the Grantors shall have the right to exercise the rights pursuant to Section 2.12(a). Upon the occurrence of any of the events specified in the preceding sentence, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.12(a) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of the Issuer), provided, however, the Security Trustee shall have no obligation to exercise such voting or consensual right without instruction from the Requisite Creditors or, under the circumstances provided in Section 8.02(d), the Requisite Lenders.

                  Section 2.13. Transfers and Other Encumbrances; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral other than the pledge, assignment and security interest created by this Agreement and as otherwise permitted herein and, subject to the provisions of this Agreement, other than the disposition and investment of any Investment Collateral in the ordinary course, provided that after any such disposition the LTV Ratio does not exceed 65% (other than as permitted by this Agreement), or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor, in each case other than the pledge, assignment and security interest created by this Agreement and Permitted Encumbrances.

                  (b) The Issuer Subsidiaries shall not, and the Issuer shall not permit the Issuer Subsidiaries to, issue, deliver or sell any shares, interests, participations or other equivalents. Any beneficial interest or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, Pledged Membership Interests or the Pledged Beneficial Interests shall be issued or delivered (with any necessary endorsement) to the Security Trustee.

                  Section 2.14. Security Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Security Trustee such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and at the expense of the Grantors and in the name of such Grantor or otherwise, from time to time in the Security Trustee's discretion, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                  (a) during the continuance of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) during the continuance of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;

                  (c) during the continuance of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and

                  (d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable under the UCC, including as identified to the Security Trustee pursuant to the Opinion of Counsel described in Section 2.18 hereof, in order to perfect and preserve the pledge, assignment and security interest granted hereby;

provided that the Security Trustee's exercise of any such power shall be subject to Section 2.07(f) of this Agreement.

                  Section 2.15. Security Trustee May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by the Grantors.

                  Section 2.16. Covenant to Pay. Each Grantor covenants with the Security Trustee (for the benefit of the Security Trustee and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Agreement, the Service Provider Documents, the Indenture, the Credit Facility Agreement and the Notes in accordance with their terms.

                  Section 2.17. Delivery of Collateral Supplements. Upon the acquisition by any Grantor of any Relevant Collateral each relevant Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral under the UCC and, if such Collateral is being pledged by a Foreign Issuer Subsidiary, under the applicable laws of such Foreign Issuer Subsidiary's jurisdiction of organization as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Related Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral.

                  Section 2.18. Annual Opinion. Upon each anniversary of the Closing Date, the Issuer shall cause to be delivered to the Security Trustee an Opinion of Counsel (subject to customary assumptions, qualifications and exceptions) to the effect that (i) during the preceding year there has not occurred any change of New York law that would require the taking of any action in order to maintain the perfection of the lien of this Agreement on the Collateral in which a security interest may be perfected under the UCC as in effect in the State of New York by the filing of a financing statement or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional financing statement, continuation statement or amendment thereof is required to be filed or will be required to be filed during the next fifteen months, in each case under the UCC as in effect in the State of New York as of the date of such opinion to maintain such perfected security interest of the Security Trustee. The Issuer agrees to take or cause to be taken all such actions as may be indicated in any such opinion, except that, as provided in
Section 2.08, the Security Trustee shall take any such actions as may be required with respect to any Securities Intermediary.

                  Section 2.19. Additional Covenants. The Issuer and the Issuer Subsidiaries covenant with the Security Trustee to abide by the covenants listed in Exhibit D to this Agreement.

                  Section 2.20. Representations and Warranties of the Guarantor and the Parent. Each of the Guarantor and the Parent represents and warrants as of the date of this Agreement and as of each subsequent Acquisition Date and each Delivery Date that the representations and warranties contained in Exhibit G are true and correct.

                                   ARTICLE III
                   ACCOUNTS; PRIORITY OF PAYMENTS, REDEMPTION

                  Section 3.01. Accounts.

                  (a) Establishment of Accounts. The Servicer, acting on behalf of the Security Trustee, shall direct the Operating Bank in writing to establish and maintain on its books and records in the name of the Security Trustee (i) the Purchase Account with respect to the Aircraft and Substitute Aircraft to be purchased with the proceeds from the issuance and sale of the Notes and (ii) the Cash Collateral Account.

                  Each such Account shall be established and maintained as an Eligible Account in accordance with the terms of this Agreement so as to create, perfect and establish the priority of the security interest of the Security Trustee in such Account and all cash, investments and other property therein under this Agreement.

                  Section 3.02. Investments of Cash.

                  For so long as any Notes or Loans remain outstanding and until such time as an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing, the Servicer shall direct the Operating Bank by Written Notice to invest and reinvest the funds on deposit in the Accounts in Permitted Account Investments and if no directions are given, the funds shall be invested in Fidelity Institutional Domestic Fund III (691) until otherwise directed in a Written Notice by the Servicer; provided, however, that following the occurrence and during the continuation of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), the Operating Bank shall invest such funds in Fidelity Institutional Domestic Fund III (691), unless and until otherwise indicated in a Written Notice from the Indenture Trustee and the Credit Facility Agent, and from the time of receipt of such Written Notice until such time as such amounts are required to be distributed pursuant to the terms of this Agreement, the Operating Bank shall invest such funds as directed in such Written Notice, which investments shall be Permitted Account Investments. The Operating Bank at the direction of the Servicer or the Indenture Trustee and the Credit Facility Agent, as the case may be, shall make such investments and reinvestments in accordance with the terms of the following provisions:

                  (i) the Permitted Account Investments shall have maturities and other terms such that sufficient funds shall be available to make required payments pursuant to this Agreement, the Indenture and the Credit Facility Agreement (A) on the next Interest Payment Date after which such investment is made, or (B) in accordance with the requirements of the relevant Leases or Aircraft Purchase Agreements, provided that an investment maturing within 270 days of the date of investment shall nevertheless be a Permitted Account Investment if it has been acquired with funds which are not reasonably anticipated, at the discretion of the Servicer, to be required to be paid to any other Person or otherwise transferred from the applicable Account prior to such maturity; and

                  (ii) If any funds to be invested are not received in the Accounts by 1:00 p.m., New York City time, on any Business Day, such funds shall, if possible, be invested in Fidelity Institutional Domestic Fund III (691), unless and until otherwise indicated in a Written Notice from Servicer, or in the event of the occurrence and continuation of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), a Written Notice from the Indenture Trustee and the Credit Facility Agent; provided that neither the Servicer, the Indenture Trustee, the Credit Facility Agent, the Operating Bank nor the Security Trustee shall be liable for any losses incurred in respect of the failure to invest funds not thereby received.

                  All interest, dividends and other distributions and payments received on the funds on deposit in the Purchase Account or the Cash Collateral Account, as applicable, shall be credited to the respective account upon receipt by the Operating Bank.

                  Section 3.03. Deposits and Withdrawals Relating to the Purchase Account.

                  On the closing date for each Note Offering after the repayment of any outstanding Loans the remaining proceeds from such issuance will be deposited into the Purchase Account. The amount so deposited will be held in the Purchase Account and invested in Permitted Account Investments as provided in
Section 3.02 until applied as provided herein.

                  (a) Amounts may be transferred from the Purchase Account to pay the Aircraft Purchase Price for an Aircraft or Substitute Aircraft only if: (i) no default under the Indenture, no Indenture Event of Default (in either case if any Notes are outstanding) shall have occurred and be continuing; and
(ii) no Event of Loss with respect to the Aircraft or Substitute Aircraft being purchased shall have occurred and be continuing; and (iii) the Servicer, on behalf of the Issuer, shall have provided Written Notice to the Security Trustee that in its judgment the conditions to the acquisition of each such Aircraft being purchased specified in the relevant Aircraft Purchase Agreement have been fulfilled or waived; and (iv) ILFC shall have made any required contribution or payment needed to make up any shortfall in the purchase price for such Aircraft or Substitute Aircraft.

                  Prior to any deposit into the Purchase Account, the Issuer shall apply the proceeds of each Note Offering to the repayment of Loans outstanding at such time.

                  No borrowings shall be made under the Credit Facility, related to an Offering Event, until all funds on deposit in the Purchase Account are disbursed prior to or concurrently with such borrowing.

                  The Security Trustee shall, on the relevant date, make, or direct the Operating Bank to make, the following deposits to and withdrawals (or allow the withdrawals by the Issuer) from the Purchase Account:

                  (b)      Deposits:

                  On the closing date for each Note Offering after the repayment of any outstanding Loans, the Issuer shall deposit in the Purchase Account all remaining proceeds of such offering of Notes.

                  (c)      Withdrawals:

                  (i) Provided that the conditions set forth in Section 3.03(a) have been satisfied, pay from the Purchase Account to each respective Manufacturer the applicable Aircraft Purchase Price for each Aircraft or Substitute Aircraft, if any, being acquired from that Manufacturer on that Delivery Date, at the time specified by the Servicer in a Written Notice. If, after payment for all Aircraft or Substitute Aircraft associated with any Note Offering, any excess proceeds remain in the Purchase Account, or if any rebates are paid or refunded by the Manufacturer into the Purchase Account, such funds shall be paid to ILFC as directed in a

Written Notice to the Operating Bank from the Servicer; provided that, any such distribution shall be made only to the extent that the LTV Ratio prior to such distribution does not exceed 65%;

                  (ii) If prior to the Expected Principal Repayment Date and no Indenture Event of Default (if any Notes are outstanding) has occurred and is continuing, there are unused proceeds of an issuance of a series of Notes in the Purchase Account, the Issuer may by Written Notice, at any time, withdraw the unused proceeds to redeem such series of Notes, without penalty or premium but with accrued interest thereon, including Break Amounts, if any.

                  (iii) Upon the occurrence and continuation of an Indenture Event of Default (if any Notes are outstanding) or on the Expected Principal Repayment Date, upon the direction of the Security Trustee, the Operating Bank will distribute to the Indenture Trustee, the unused funds in the Purchase Account to redeem Notes on a pro rata and pari passu basis without premium or penalty but with accrued interest thereon, including Break Amounts, if any.

                  (iv)     Distribute any amounts pursuant to Section 3.06.

                  Section 3.04. Deposits and Withdrawals Relating to the Cash Collateral Account. The Cash Collateral Account shall be utilized in connection with a Downgrade Event, an Indenture Event of Default, or a Credit Facility Event of Default, collection of certain insurance or permanent requisition proceeds or redemption of any Notes or the Prepayment of any Loans or for any other purpose approved by the Security Trustee, Indenture Trustee and Credit Facility Agent. All amounts received for the purposes of any such insurance payment, requisition, redemption, or prepayment shall be deposited into the Cash Collateral Account, to be paid to the Indenture Trustee or the Credit Facility Agent, as applicable, upon the direction of the Security Trustee as set forth in this Section 3.04.

                  Upon receipt by the Security Trustee of a Notice of Event of Default pursuant to Section 8.08 or the occurrence and continuance of a Downgrade Event (in the case of a Downgrade Event with respect to Lease Payments only), all amounts (including amounts pursuant to Section 3.08) other than amounts received from the Security Trustee pursuant to the Related Documents, received by any of the Indenture Trustee, the Holders, the Credit Facility Agent and the Lenders pursuant to the Related Documents other than directly or indirectly from the Security Trustee, shall be delivered to the Security Trustee for deposit in the Cash Collateral Account.

                  The Security Trustee shall on the relevant date make, or direct the Operating Bank to make, the following deposits to and withdrawals from (or allow withdrawals or deposits by the Issuer) the Cash Collateral
Account:

                  (a)      Deposits:

                  (i) Upon the occurrence and during the continuance of a Downgrade Event, or upon receipt by the Security Trustee of a Notice of Event of Default and during the continuation of the applicable Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), all Lease Payments under the Assigned Leases shall be paid at the direction of the Security Trustee into the

         Cash Collateral Account; and, to the extent such Lease Payments are insufficient on any Interest Payment Date to make the required principal and interest payments due on the Notes and the Loans on such date, the Issuer shall deposit into the Cash Collateral Account an amount sufficient to make the principal and interest payments due on the Notes and the Loans on such Interest Payment Date;

                  (ii) In connection with the redemption of any Notes or the Prepayment of any Loan, the amount for such redemption or prepayment shall be paid into the Cash Collateral Account by the Issuer;

                  (iii) Upon any Aircraft Sale, the proceeds received from such sale will be deposited into the Cash Collateral Account;

                  (iv) Upon the earlier to occur of (x) the receipt of insurance proceeds from an Event of Loss or (y) 120 days after such Event of Loss has occurred, upon an Event of Loss (other than of an Engine, if such Engine is replaced in accordance with the terms of
         Section 2.09(b)(iv)) that causes the LTV Ratio to exceed 65%, the Issuer shall deposit into the Cash Collateral Account the insurance proceeds in an amount sufficient (or, in the event the preceding clause
         (y) is effective, an amount sufficient) to redeem Notes or prepay Loans with accrued interest thereon (including any Break Amount, if any) such that after giving effect to such redemption or prepayment, the LTV Ratio does not exceed 65%; provided, however, that in no event shall such amount exceed the original amount of Notes issued or Loans advanced with respect to the purchase of such Financed Aircraft;

                  (v) Any proceeds received from the permanent requisition of a Financed Aircraft shall be deposited into the Cash Collateral Account by the Issuer or any Issuer Group Member; and

                  (vi) The Security Trustee shall deposit any amounts received from any of the Issuer (other than amounts received pursuant to 3.04(a)(i) and amounts received to compensate or indemnify the Security Trustee hereunder), the Indenture Trustee, the Credit Facility Agent, any Holder of a Note or any Lender into the Cash Collateral Account.

                  (b)      Withdrawals:

                  (i) Upon an Optional Redemption, mandatory redemption or Prepayment of any Loan, distribute on the Redemption or Prepayment Date specified by the Issuer in a Written Notice, the requisite amounts on deposit for such redemption or prepayment from the Cash Collateral Account to the Indenture Trustee or the Credit Facility Agent, as applicable to redeem the Notes or prepay the Loans, as applicable;

                  (ii) Proceeds from any Aircraft Sale shall be distributed, on the next succeeding Interest Payment Date for which notice requirements can be satisfied, to the Indenture Trustee or the Credit Facility Agent, as applicable, to redeem Notes or prepay Loans, as the case may be, without premium or penalty but with accrued interest and Break Amount, if any, thereon, to the extent required to cause the LTV Ratio to be less than or equal to 65% and thereafter if no Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing, any remaining proceeds from such Aircraft Sale shall be distributed to the Issuer, provided, however, that the LTV Ratio does not exceed 65% prior to any such distribution and after giving effect thereto;

                  (iii) Any proceeds from an Event of Loss shall be distributed to the Indenture Trustee or the Credit Facility Agent, as applicable, to redeem Notes or repay Loans to the extent required so that the LTV Ratio does not exceed 65%, and thereafter, if no Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing, distribute any excess proceeds after such redemption or prepayment to the Issuer and release such proceeds from any security interest thereon pursuant to the terms of this Agreement;

                  (iv) Any proceeds from a permanent requisition shall be distributed to the Indenture Trustee or the Credit Facility Agent, as applicable, to redeem Notes or prepay Loans without premium or penalty but with accrued interest and Break Amount, if any, on the next succeeding Interest Payment Date for which notice requirements can be satisfied, to the extent required so that the LTV Ratio does not exceed 65% and thereafter if no Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing, any excess proceeds after such redemption or prepayment shall be paid to the Issuer;

                  (v)      Other than as provided for in the provisions of this
         Section 3.04(b), all amounts deposited in the Cash Collateral Account shall be distributed in accordance with Section 3.06.

                  Section 3.05. Calculations.

                  (a) Calculation and Application of Interest Amounts. The Indenture Trustee (with regard to Notes) or the Credit Facility Agent (with regard to Loans), as the case may be, shall not later than five Business Days prior to each Interest Payment Date, make the following calculations or determinations with respect to interest due on the Notes and the Loans on such Interest Payment Date and any calculations required to make each of the payments contemplated in the case of the Indenture Trustee, by this Agreement and the Indenture, and in the case of the Credit Facility Agent, by this Agreement, the Credit Facility Agreement and other Related Documents, as applicable, and shall inform the Servicer and the Security Trustee of such amounts by Written Notice:

                  (i) based on information provided to it by the Reference Agent or as provided for in the Reference Agency Agreement, the applicable interest rate on each series of the Notes and each Loan based on LIBOR determined on the Reference Date for the relevant Interest Accrual Period and the relevant Loan Period; and

                  (ii) the amount of interest due in respect of each series of Notes, and the amount of interest due in respect of each Loan on such Interest Payment Date.

                  (b) Calculation of Principal Payment Amounts. After the Expected Principal Repayment Date, the Indenture Trustee (with regard to Notes) or the Credit Facility Agent (with regard to Loans), as the case may be, shall not later than five Business Days prior to each Interest Payment Date, calculate or determine the following with respect to principal payments due on such Interest Payment Date:

                  (i) the Outstanding Principal Amount of each series of the Notes and the outstanding principal balance of each Loan on such Interest Payment Date immediately prior to any principal payment on such date; and

                  (ii) the Outstanding Principal Amount, if any, to be paid with respect to each series of Notes, and the outstanding principal balance, if any, to be paid with respect to each Loan, on each Interest Payment Date.

                  (c) Calculation of Redemption, Prepayment and Break Amounts. (i) The Indenture Trustee (with regard to Notes) or the Credit Facility Agent (with regard to Loans), as the case may be, shall not later than three Business Days prior to each Redemption Date or Prepayment Date on which a Redemption of any series of Notes or a Prepayment of any Loan is scheduled to occur, perform the calculation necessary to determine the amount required for redemption or Prepayment and the accrued and unpaid interest on the Notes and the Loan to be redeemed or prepaid, as the case may be.

                  (ii) The Indenture Trustee (with regard to Notes) or the Credit Facility Agent (with regard to Loans), as the case may be, shall not later than one Business Day prior to a payment date other than an Interest Payment Date, perform the calculation necessary to determine the Break Amounts, if any, under the Indenture and the Credit Facility Agreement as applicable for the Notes and Loans, respectively.

                  (d) Aircraft Acquisitions. (i) No later than five Business Days prior to the expected Delivery Date for each Aircraft or Substitute Aircraft, the Servicer shall determine, and give the Indenture Trustee, the Credit Facility Agent and the Security Trustee, a Written Notice setting out the amounts (including the Aircraft Purchase Price, the Aircraft Financing Amount and any contribution made by the Guarantor to make up any shortfall in the purchase price of the Aircraft) to be paid under the provisions of this Agreement for such Aircraft or Substitute Aircraft on the Delivery Date.

                  (ii) In case of a default under the Indenture, the Issuer shall have the requisite cure period provided under the Indenture to cure such default, and shall have thirty days to finance the acquisition of the Aircraft or Substitute Aircraft with proceeds available for the acquisition of such Aircraft or Substitute Aircraft.

                  (e) Calculation of Any Other Required Amounts. The Indenture Trustee or the Credit Facility Agent, as the case may be, shall determine as soon as practicable after each Calculation Date, but in no event later than four Business Days preceding the immediately succeeding Interest Payment Date, the amounts payable during the period commencing on the preceding Interest Payment Date and ending on such Interest Payment Date. The Servicer shall provide any information reasonably requested by the Indenture Trustee or Credit Facility Agent which is required or useful in making such calculations.

                  (i) The Indenture Trustee shall provide any information, determinations and perform calculations required in accordance with the Indenture and this Agreement as they relate to the Notes. The Credit Facility Agent shall provide any information, determinations and perform calculations required in accordance with the Credit Facility Agreement and this Agreement as they relate to the Loans.

                  (f) Monitoring of LTV Ratio and Concentration Limits. The Security Trustee shall be responsible for calculating and monitoring the Issuer's compliance with the LTV Ratio and the Concentration Limits upon the occurrence of the relevant event(s) or in connection with the transaction(s) described herein. The Security Trustee shall provide a certificate or notice regarding adherence to the LTV Ratio and the Concentration Limits, upon reasonable request, to the Servicer, Issuer, Guarantor, Indenture Trustee or Credit Facility Agent, and the parties receiving such certificate or notice shall be entitled to rely on such certificate or notice to satisfy the requirement of any provision in this Agreement, the Indenture, the Credit Facility Agreement or the Servicing Agreement. The Servicer and the Grantors shall provide in writing (including by electronic mail), any and all relevant information requested by the Security Trustee in order to calculate and monitor the LTV Ratio and the Concentration Limits, including, but not limited to, details regarding the event or transaction which gives rise to the Security Trustee's obligation to calculate the LTV Ratio and the Concentration Limits, the amounts proposed to be deposited, distributed or withdrawn hereunder as a result of such event or transaction, the time and manner of the making of any such deposit, distribution or withdrawal, and/or the Person(s) from or to whom any such deposit, distribution or withdrawal shall be made or paid. The Security Trustee shall be entitled to rely without liability on any such relevant information and shall have no duty, liability or obligation to investigate or verify the facts provided to it by the Servicer or the Grantors and contemplated in this Section 3.05. The reliance by any party upon the certificate or notice provided by the Security Trustee shall be subject to the accuracy of the information provided to the Security Trustee by the Grantors and the Servicer.

                  Section 3.06. Interest Payment Date Withdrawals; Withdrawals After Notice of Event of Default or Acceleration Notice. (a) Subject to clauses
(b) and (c) below, one Business Day prior to each Interest Payment Date, the Issuer shall distribute on such day, to the Indenture Trustee and the Credit Facility Agent the amounts due to the Holders and the Lenders and any amounts payable to Service Providers, in accordance with the Related Documents.

                  (b) Subject to clause (c) below, following the occurrence and continuation of a Downgrade Event, one Business Day prior to each Interest Payment Date, the Issuer shall direct the Operating Bank, in each case as and at the time specified in a Written Notice of the Issuer, to distribute from the Cash Collateral Account to the Indenture Trustee and the Credit Facility Agent the amounts due to the Holders and the Lenders. The Issuer shall also distribute on such Interest Payment Date to the Service Providers any other amounts payable under the Related Documents.

                  (c) (x) Following the receipt of a Notice of Event of Default and continuation of the applicable Indenture Event of Default (if any Notes are outstanding) or Credit Facility

Event of Default (if any Loans are outstanding), and prior to the receipt of an Acceleration Notice, one Business Day prior to each Interest Payment Date or (y) immediately upon the receipt of an Acceleration Notice, the Security Trustee shall direct the Operating Bank to distribute from the Cash Collateral Account to the Indenture Trustee and the Credit Facility Agent the amounts when due to the Holders and the Lenders, and any amounts payable to the Service Providers when due, in the order of priority set forth below but, in each case, only to the extent that all amounts ranking prior thereto have been paid in full:

                  (i) First, pari passu to the Service Providers (other than the Guarantor or any of its affiliates) any amounts due and payable to them (including commitment fees under Section 3.4 of the Credit Facility Agreement);

                  (ii) Second, any expenses incurred in connection with the preservation or protection of the Collateral (other than expenses payable to the Guarantor or any of its affiliates) payable under the Related Documents, and any Recovered Amount, as defined in Section 3.08 (minus any portion actually paid previously), all amounts stated herein being pari passu;

                  (iii) Third, pari passu to the Indenture Trustee for the benefit and account of Holders and to the Credit Facility Agent for the benefit and account of the Lenders, pro rata, an amount equal to the aggregate amount of all accrued and unpaid interest due and payable on the Notes and Loans, any increased costs, if any, due under Section 6.1 of the Credit Facility Agreement, plus Break Amounts, if any, due to the Holders and Lenders;

                  (iv) Fourth, pari passu to the Indenture Trustee for the benefit and account of the Holders and to the Credit Facility Agent for the benefit and account of the Lenders, pro rata, an amount equal to the principal due with respect to the Notes and the Loans outstanding and any other amounts due under the Related Documents not previously covered herein; and

                  (v) Fifth, only upon full payment of all obligations under the Indenture, the Credit Facility Agreement and other Related Documents, to the Service Providers comprised of the Guarantor or any of its affiliates, any amounts due under the Service Provider Documents;

                  (vi) After payment in full of all amounts specified in clauses (i) through (v) above, any remaining amounts to the Issuer.

                  Section 3.07. Redemption and Prepayment.

                  (a) Optional Redemption - Notes. Upon each Optional Redemption prior to the Expected Principal Repayment Date and absent an Indenture Event of Default (if any Notes are outstanding), one or more Financed Aircraft and related Leases may be transferred by the Issuer to another person (including ILFC or any of its affiliates) and the Leases and other Collateral related to such Financed Aircraft may be released from the security interest under this Agreement so long as (i) the LTV Ratio will not exceed 65% (as determined by the Security

Trustee and communicated by a notice delivered to the Issuer and the Servicer) and (ii) after giving effect to such proposed release, each of the applicable Concentration Limits is met. After the Expected Principal Repayment Date, or if an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing, no Financed Aircraft or related Lease and other Collateral may be transferred in connection with an Optional Redemption.

                  (b) Optional Prepayment - Loans. Upon each optional prepayment of Loans prior to the Expected Principal Repayment Date and absent a Credit Facility Event of Default (if any Loans are outstanding), one or more Financed Aircraft and related Leases and other Collateral may be transferred by the Issuer to another person (including ILFC or any of its affiliates) and the Leases and other Collateral related to such Financed Aircraft may be released from the security interest under this Agreement so long as (i) the LTV Ratio will not exceed 65% (as determined by the Security Trustee and communicated by a notice delivered to the Issuer and the Servicer) and (ii) after giving effect to such proposed release each of the applicable Concentration Limits is met. After the Expected Principal Repayment Date, or if an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) has occurred and is continuing no Financed Aircraft or related Lease or other Collateral may be transferred in connection with an optional prepayment.

                  (c) Mandatory Redemption/Prepayment. Prior to the Expected Principal Repayment Date or other than during the occurrence and continuation of either or both of an Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), no Notes may be mandatorily redeemed so long as any Loans are outstanding unless the Issuer obtains the prior written consent of the Credit Facility Agent except for any mandatory redemption from Note proceeds under
Section 3.03(c)(ii) and (iii). Mandatory redemptions or prepayments of the Notes and Loans during the Amortization Period or during the continuation of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) shall be applied to scheduled principal payments in inverse order of maturity on a pro rata and pari passu basis except for any mandatory redemption from Note proceeds under Section 3.03(c)(ii) and (iii).

                  (d) Dates for Redemption and Prepayment. Redemption Dates and Prepayment Dates shall be determined by the Issuer subject to compliance with the provisions of this Agreement, the Indenture and the Credit Facility Agreement.

                  Section 3.08. Pro Rata Treatment. Following its receipt of a Notice of Event of Default and thereafter so long as the related Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding) shall be continuing, if the Credit Facility Agent, any Bank or the Indenture Trustee (a "Recipient") shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) from any Person (other than the Security Trustee, whether directly or indirectly) on account of any amounts due under the Related Documents (a "Post Default Payment"), such Recipient shall pay such Post Default Payment to the Security Trustee and the Security Trustee shall direct the Operating Bank to distribute such payment in accordance with Section 3.06(c). If the receipt by any Recipient of any Post Default Payment, whether by exercise of an offset or any other circumstance, results in the discharge or satisfaction in whole or in part of any obligation of the Issuer to make payments to such Recipient (a "Discharge"), the Security Trustee shall, upon receipt, direct the Operating Bank to distribute any Post Default Payments related to a Discharge directly to the Credit Facility Agent or Indenture Trustee, as applicable, for the benefit of the Recipient pursuant to Section 3.06(c) as if such Discharge did not occur (except to the extent of the payment of any portion of such Post Default Payment actually received by such Recipient pursuant to Section 3.06(c)).

                  If all or any portion of any Recipient's Post Default Payment distributed by the Security Trustee in accordance with Section 3.06(c) (a "Recovered Amount") is thereafter recovered from such Recipient, such Recipient shall be entitled to receive pursuant to Section 3.06(c) the amount equal to the Recovered Amount minus any portion of the Post Default Payment related to such Recovered Amount actually paid to such Recipient previously pursuant to Section 3.06(c) and the foregoing provisions of this section.

                                   ARTICLE IV
                                    REMEDIES

                  Section 4.01. Remedies. Upon delivery of an Enforcement
Notice:

                  (a) The Security Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Security Trustee forthwith, assemble all or part of the Collateral (and after foreclosure of the stock pledge, the Security Trustee shall also be entitled to dispose of the Financed Aircraft, subject to the rights of any Lessee) as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral (and after a foreclosure on the stock pledge of the Issuer, the Financed Aircraft, subject to the rights of any Lessee) or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee shall not be obligated to make any sale of Collateral (and after the foreclosure on the stock pledge of the Issuer, the Financed Aircraft, subject to the rights of any Lessee), regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding any provision in this Agreement to the contrary, any such sale shall not be subject to the restrictions described in Article IX of the Indenture.

                  (b) Any Lender under the Credit Facility Agreement shall be allowed to bid on any such foreclosure sale in debt (together with payment in cash, if necessary).

                  (c) All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (and after the foreclosure of the stock pledge of the Issuer, subject to the rights of any Lessee, the Financed Aircraft) may, in the discretion of the Security Trustee, be held by the Security Trustee as collateral for, and/or then or at any time thereafter applied in whole or in part by the Security Trustee for the benefit of the Secured Parties against, all or any part of the Secured Obligations in accordance with Article III of this Agreement and the provisions of the Indenture and the Credit Facility Agreement. Any surplus of such cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this section shall be deemed conclusive and binding on the Issuer, each Grantor and the Secured Parties.

                  (d) Notwithstanding anything herein to the contrary, the Security Trustee shall only act under this Article IV as directed under Article VIII.

                                    ARTICLE V
                           SECURITY INTEREST ABSOLUTE

                  Section 5.01. Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Security Trustee and the Secured Parties and the security interest and Lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

                  (a) any lack of validity or enforceability of any Related Document, Assigned Document, or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Related Document, Assigned Document, or any other agreement or instrument relating thereto;

                  (c) any taking, exchange, release or non-perfection of the Collateral or any other Collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations;

                  (e) any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

                  (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

                                   ARTICLE VI
                              THE SECURITY TRUSTEE
                             AND THE OPERATING BANK

                  Section 6.01. Authorization and Action. (a) Each Secured Party (each Holder by its acceptance of a Note and each Lender by becoming a party to the Credit Facility Agreement) hereby appoints and authorizes CNAI as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Related Documents as are specifically delegated to the Security Trustee by the terms of this Agreement and of the Related Documents, and no implied duties and covenants shall be deemed to arise against the Security Trustee. The entity serving as the Security Trustee may be a Lender and may also hold Notes and interests in Notes.

                  (b) The Security Trustee accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and agrees to receive and disburse all property received by it in accordance with the terms of this Agreement. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of the Related Documents.

                  Section 6.02. Absence of Duties. The powers conferred on the Security Trustee under this Agreement with respect to the Collateral are solely to protect its interest on behalf of Secured Parties in this Agreement and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee or any other party, except to the extent provided for in this Agreement.

                  Section 6.03. Representations or Warranties. The Security Trustee does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Related Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of the Security Trustee, enforceable against the Security Trustee in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally.

                  Section 6.04. Reliance; Agents; Advice of Counsel. (a) The Security Trustee shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Related Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon. The Security Trustee shall furnish to each Service Provider upon request such information and copies of such documents as the Security Trustee may have and as are necessary for such Service Provider to perform its duties under the applicable Related Documents. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

                  (b) The Security Trustee may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, including attorneys or a custodian or nominee, and the Security Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (c) The Security Trustee may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

                  (d) The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (e) The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of the Issuer, the Servicer or any other party under any of the Related Documents.

                  (f) The Security Trustee shall not be liable for any Costs, Taxes or the selection of Permitted Account Investments or for any investment losses resulting from Permitted Account Investments.

                  (g) When the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Article IV or during any case or proceeding, such expenses (including the fees and expenses of its counsel) and the compensation for such services is intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

                  (h) The Security Trustee shall not be charged with knowledge of an Indenture Event of Default or a Credit Facility Event of Default unless a Responsible Officer of the Security Trustee obtains actual knowledge of such event, or the Security Trustee receives Written Notice of such event from any of the Indenture Trustee, the Credit Facility Agent, any Grantor or the Servicer. For the purposes of this clause (h), a "Responsible Officer of the Security Trustee" shall refer to any officer of the Security Trustee principally charged with the implementation of and performance under this Agreement of the duties of the Security Trustee or any other senior officer of the Security Trustee to whom matters concerning this Agreement are referred because of his/her knowledge of and familiarity with this Agreement, provided that for the purposes of Written Notice to be provided under this clause by various parties to the Security Trustee, such Written Notice shall be provided as specified by the Security Trustee in Section 10.02 of this Agreement.

                  (i) The Security Trustee shall have no duty to monitor the performance of the Issuer, the Servicer or any other party to the Related Documents or the utilization for the purposes described of any of the amounts distributed or withdrawn pursuant to Article III herein, nor shall it have any liability in connection with the appointment of any Service Provider or the malfeasance or nonfeasance by such parties. The Security Trustee shall have no liability in connection with non-compliance by the Issuer, the Servicer, any Lessee or any other party under a Lease with statutory or regulatory requirements related to the Collateral, any Financed Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Financed Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Financed Aircraft, or any Lease.

                  (j) If at any time the Security Trustee is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral, including the Accounts (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral, including the Accounts), the Security Trustee is authorized to comply therewith in any manner it or legal counsel of its own choosing deems appropriate provided that the Security Trustee shall use its best efforts to notify the Issuer, the Indenture Trustee and Credit Facility Agent and consult with the Issuer prior to taking any action; and if the Security Trustee complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Security Trustee shall not be liable to any of the parties hereto or to any other Person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

                  (k) In no event shall the Security Trustee be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from any party hereto or any entity acting on behalf of any party hereto pursuant to the provisions of this Agreement, (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated,
(iii) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of funds on deposit in the Accounts, or any loss of interest incident to any such delays, or (iv) for an amount in excess of the value of the funds on deposit in the Accounts, valued as of the first date of the event that gives rises to a claim hereunder, but only to the extent of direct money damages.

                  (l) The Security Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Security Trustee (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, terrorism or war, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

                  (m) In the event of any ambiguity, uncertainty or conflict hereunder or in any notice, instruction or other communication received by the Security Trustee hereunder, the Security Trustee may, in its sole discretion, refrain from taking any action other than retain possession of the Collateral, including the property in the Accounts, unless the Security Trustee receives written instructions, signed by the party or parties delivering such notice, instructions or other communication, which eliminates such ambiguity, uncertainty or conflict, provided however, the Security Trustee shall immediately notify the relevant parties of such ambiguity, uncertainty or conflict and cooperate with such parties to resolve such ambiguity, uncertainty or conflict.

                  Section 6.05. No Individual Liability. The Security Trustee shall have no individual liability in respect of all or any part of the Secured Obligations, and all parties shall look, subject to the Lien and priorities of payment provided herein, in the Indenture, and in the Credit Facility Agreement, only to the Guaranty, the Grantors, the Guarantors or the Collateral for payment or satisfaction of the Secured Obligations.

                  Section 6.06. The Operating Bank. The Operating Bank shall be entitled to the immunities and privileges of the Security Trustee under Sections 6.02, 6.03, 6.04 and 6.05. The Operating Bank agrees to perform its duties hereunder in accordance with the requirements of, and subject to the limitations of the duties of, a Securities Intermediary under the UCC. The provisions of Section 6.04(h) shall also be applicable to the Operating Bank.

                  In addition, with respect to the Operating Bank:

                  All income earned on the property on deposit in the Accounts shall be considered the currently reportable income of the Issuer for federal income tax purposes. The Operating Bank annually shall file information returns with the United States Internal Revenue Service and payee statements with the Issuer, documenting such income payments. The Issuer shall provide the Operating Bank with all forms and information necessary to complete such information returns and payee statements as reasonably requested.

                  Should the Operating Bank become liable for the payment of Taxes, including withholding taxes, relating to income derived from property on deposit in the Accounts or any payment made hereunder, the Operating Bank may pay such Taxes from the property on deposit in the Accounts and shall be indemnified and held harmless by the Issuer from any amounts that it is obligated to pay in the way of such Taxes. This paragraph shall survive notwithstanding any termination of this Agreement or the resignation of the Operating Bank.

                  Section 6.07. Guaranties. For purposes of the Guaranty and the Issuer Subsidiary Guaranty, each of the Beneficiaries (as defined under the Guaranty and the Issuer Subsidiary Guaranty) hereby name the Security Trustee as its agent under the Guaranty and the Issuer Subsidiary Guaranty, as the case may be. Notwithstanding anything to the contrary hereunder or thereunder, each of the Beneficiaries (as defined under the Guaranty and the Issuer Subsidiary Guaranty) acknowledges and agrees that the Security Trustee shall not act under either the Guaranty or the Issuer Subsidiary Guaranty except pursuant to Section 8.02(c) of this Agreement. Each of the Beneficiaries acknowledges and agrees that the Security Trustee, in so acting as agent for the Beneficiaries under the Guaranty and the Issuer Subsidiary Guaranty, shall be entitled to the same immunities and privileges as set forth hereunder.

                                   ARTICLE VII
                           SUCCESSOR SECURITY TRUSTEES
                               AND OPERATING BANK

                  Section 7.01. Resignation and Removal of Security Trustee. The Security Trustee may resign at any time without cause by giving at least 30 days' prior written notice to the Issuer, the Indenture Trustee and the Credit Facility Agent. At the direction of the Requisite Creditors, the Indenture Trustee and the Credit Facility Agent may, acting jointly, at any time remove the Security Trustee for material cause by a Written Notice delivered to the Secured Parties and the Security Trustee. No resignation or removal of the Security Trustee pursuant to this Section 7.01 shall become effective prior to the date of appointment by the Indenture Trustee and the Credit Facility Agent, acting jointly, of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.

                  Section 7.02. Appointment of Successor. (a) In the case of the resignation or removal of the Security Trustee, the Indenture Trustee and the Credit Facility Agent (acting together) on behalf of the Secured Parties, shall promptly appoint a successor Security Trustee, provided that, so long as no Indenture Event of Default or Credit Facility Event of Default has occurred and is continuing, such successor Security Trustee shall be acceptable to ILFC. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation, the retiring Security Trustee or the Secured Parties (or the Indenture Trustee and the Credit Facility Agent on behalf of the Secured Parties) may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. The cost and expenses (including reasonable attorneys' fees and expenses) incurred by the Security Trustee in connection with such proceeding shall be paid by, and be deemed an obligation of, the Issuer. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

                  (b) Any successor Security Trustee shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Indenture Trustee or the Credit Facility Agent may request, in order to continue the perfection (if any), to the extent perfection is required pursuant to this Agreement, of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the other Related Documents. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. After any retiring Security Trustee's resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Security Trustee, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Security Trustee under this Agreement.

                  (c) Each Security Trustee shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of a Security Trustee hereunder.

                  (d) Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.

                  (e) Following the resignation or removal of the Security Trustee, and the appointment and acceptance of such appointment by a successor Security Trustee, all references to "New York" in Sections 2.05 and 2.08 herein shall be deemed to refer to the state in which the Security Trustee is physically located.

                  Section 7.03. Resignation and Removal of the Operating Bank. With regard to the resignation or removal of the Operating Bank, all terms of
Section 7.01 and Section 7.02
hereunder, to the extent applicable, shall apply to the Operating Bank to the same extent as if the term "Security Trustee" was replaced with the term "Operating Bank", in all applicable instances.

                                  ARTICLE VIII
                        AGREEMENT BETWEEN SECURED PARTIES

                  Section 8.01. Priority. The Notes and the Loans will be pari passu in payment priority from whatever source (whether voluntary, involuntary, by application of setoff or otherwise) except (i) in the case of a Redemption or Prepayment if such Redemption or Prepayment occurs before the Expected Principal Repayment Date and absent any Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), or (ii) except a redemption when there are unused proceeds from an offering of Notes remaining in the Purchase Account. In the circumstances described in the foregoing clause (i), in accordance with the terms hereof, (A) no Notes may be redeemed if any Loans are outstanding, except with the consent of the Credit Facility Agent and (B) Loans may be prepaid at any time permitted under the Credit Facility Agreement without redemption of any outstanding Notes. In the circumstances described in the foregoing clause (ii), in accordance with the terms hereof, if no Indenture Event of Default has occurred and is continuing and prior to the Expected Principal Repayment Date such unused proceeds shall be used to redeem Notes of such series and on the Expected Principal Repayment Date or after the occurrence and during the continuation of the Indenture Event of Default, such unused proceeds shall be used to redeem Notes on a pro rata and pari passu basis.

                  Section 8.02. Exercise of Remedies. (a) Upon request by the Security Trustee, the Indenture Trustee and the Credit Facility Agent will, at the expense of the Issuer, join in enforcement, collection, execution, levy or foreclosure proceedings and otherwise cooperate fully in the maintenance of such proceedings by the Security Trustee, including by executing and delivering all such consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, it being understood that the conduct of such proceedings shall at all times be under the exclusive control of the Security Trustee acting upon the written directions of the Requisite Creditors.

                  (b) Subject to clause (c), the Indenture Trustee and the Credit Facility Agent agree, upon written request by the Security Trustee, at the expense of the Issuer, to release the Liens and security interests in any Collateral and to execute and deliver all such directions, consents, pleadings, releases and other documents and instruments as the Security Trustee may reasonably request in connection therewith, upon any sale, lease, transfer or other disposition of such Collateral or part thereof in accordance with the terms of this Agreement.

                  (c) Subject to clause (d), in the absence of direction from the Requisite Creditors, the Security Trustee (consistent with and subject to Section 6.02 hereof) shall have no obligation to take any action with respect to the Collateral, the Guaranty or any guaranty by any Issuer Subsidiary. The Security Trustee will take action with respect to the Collateral, the Guaranty or any guaranty by any Issuer Subsidiary only upon the written direction of the Requisite Creditors. The exercise of any remedy with respect to the Collateral (including pursuant to Section 4.01(a) hereof) may be undertaken on behalf of the Security Trustee at the direction of the Requisite Creditors and at the expense of the Issuer, consistent with Section 6.04 and Section 9.01 hereof, respectively. Upon the occurrence and continuation of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) or if any acceleration of the Notes or an acceleration of the Loans shall have occurred and be continuing and, subject to Section 8.02(d), upon the written direction of the Requisite Creditors, such direction constituting an enforcement notice (an "Enforcement Notice"), the Security Trustee will enforce performance of the Guaranty or any guaranty of any Issuer Subsidiary and/or enforce the security interests granted under this Agreement and sell or otherwise dispose of the Collateral in the manner set forth in such Enforcement Notice. Except as specifically contemplated herein, the Operating Bank is hereby authorized to act upon the instructions of the Security Trustee.

                  (d) So long as Loans are outstanding, in the event that within 60 days (30 days in the case of a payment default) after an Acceleration Notice is provided to the Security Trustee, the Requisite Creditors fail to provide an Enforcement Notice to the Security Trustee, then Requisite Lenders may provide a written notice (such written notice constituting a lenders' notice, "Lenders' Notice") to the Security Trustee directing the Security Trustee in the enforcement of remedies hereunder including with respect to the Collateral. The Security Trustee will as soon as possible thereafter notify the Indenture Trustee on behalf of the Holders of the receipt of the Lenders' Notice. The Requisite Holders will, in turn, have 30 days from the receipt of the Lenders' Notice from the Security Trustee to countermand the Lenders' Notice. If such Lenders' Notice is not countermanded in a timely fashion, the Security Trustee will foreclose and/or enforce the security interests granted under this Agreement and sell or otherwise dispose of the Collateral as directed by Requisite Lenders, and the Requisite Holders will have no further need to consent to such actions by the Security Trustee and no further opportunity to countermand such actions. For the avoidance of doubt, if there is timely countermand, the Requisite Creditors shall have the rights hereunder as if such Lenders' Notice had not been delivered.

                  Section 8.03. Obligations Not Affected. This Agreement shall continue to be effective or shall be revived or reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of any Grantor, or otherwise, all as though such payment had not been made.

                  Section 8.04. Secured Obligations Unimpaired. Nothing in this Agreement shall impair (a) as between the Issuer and any Secured Party, the obligations of the Issuer to such Secured Party, including the Secured Obligations, and (b) the provisions relating to the priority of payments herein; provided that it is understood that the enforcement of rights and remedies against the Collateral shall be subject to the terms of this Agreement.

                  Section 8.05. Upon Discharge of Obligations. Upon the payment in full of the Secured Obligations, each of the Security Trustee and the Operating Bank shall, without any further action on its part, be relieved of any obligation under this Agreement with respect to such discharged Secured Obligations.

                  Section 8.06. Agreement of the Secured Parties. Prior to the date which is one year and one day after the payment in full of the Secured Obligations, each Secured Party agrees by either signing this Agreement or by signing the Secured Party Supplement, in respect of amounts due to any Secured Party hereunder, not to directly or indirectly take any action against the Parent, the Issuer or any Issuer Subsidiary, seeking to adjudicate any of them as bankrupt or insolvent; seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors; or seeking the entry of an order for relief of the appointment of a receiver, trustee or other similar official for either all or any substantial part of its property provided, however that nothing herein shall prevent the Security Trustee from otherwise participating in such bankruptcy proceeding instituted by any other Person.

                  Section 8.07. Further Assurances. Each of the parties hereto (other than the Grantors and the Security Trustee) agrees to do such other acts and things, and to deliver to the Security Trustee such additional agreements, powers and instruments, as the Security Trustee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confer unto the Security Trustee its rights, powers and remedies hereunder.

                  Section 8.08. Notice of Event of Default. Promptly upon a Responsible Officer of the Indenture Trustee or the Credit Facility Agent, as applicable, obtaining actual knowledge of the occurrence of an Indenture Event of Default (if any Notes are outstanding) or Credit Facility Event of Default (if any Loans are outstanding), the Indenture Trustee (in the case of an Indenture Event of Default (if any Notes are outstanding)) the Credit Facility Agent (in the case of a Credit Facility Event of Default (if any Loans are outstanding)), the Issuer or any other Secured Party (other than the Holders, the Lenders, the Security Trustee or the Operating Bank), who has knowledge of an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding), shall provide a Written Notice (such notice a "Notice of Event of Default") to the Security Trustee, other Secured Parties (other than the Holders and the Lenders) and the Operating Bank specifying such event. Neither the Security Trustee nor the Operating Bank shall have any obligation to perform any duty or task hereunder dependent upon the occurrence of either an Indenture Event of Default (if any Notes are outstanding) or a Credit Facility Event of Default (if any Loans are outstanding) until such time as it has actually received such Written Notice from the Issuer, the Indenture Trustee or the Credit Facility Agent or any other Secured Party, as the case may be, unless the Security Trustee has obtained actual knowledge of such event as specified in Section 6.04(h).

                                   ARTICLE IX
                             INDEMNITY AND EXPENSES

                  Section 9.01. Indemnity. (a) The Issuer shall indemnify the Security Trustee (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without gross negligence or willful misconduct on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without gross negligence or willful misconduct on its part. In addition, when the Security Trustee acts on any information, instructions, communications, (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent by telephone, telex or facsimile, the Security Trustee, absent gross negligence, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of any of the parties hereunder or is not in the form any such party sent or intended to send (whether due to fraud, distortion or otherwise). The Issuer shall indemnify the Security Trustee against any loss, liability, claim or expense (including reasonable legal fees and expenses) it may incur with its acting in accordance with any such communication. The Security Trustee shall notify the Issuer promptly of any claim asserted against the Security Trustee for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Security Trustee shall cooperate in the defense. The Security Trustee may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnify against any loss or liability incurred by the Security Trustee through gross negligence, willful misconduct or fraud.

                  (b) The Issuer shall upon demand pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The Issuer shall indemnify the Operating Bank (and its officers, directors, employees and agents) for, and hold it harmless against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without gross negligence (determined with reference to reasonable commercial standards applicable to Securities Intermediaries under the UCC) or willful misconduct on its part in connection with its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder and hold it harmless against, any loss, liability or reasonable expense incurred without gross negligence (determined with reference to reasonable commercial standards applicable to Securities Intermediaries under the UCC) or willful misconduct on its part. In addition, when the Operating Bank acts on any information, instructions, communications, (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent by telephone, telex or facsimile, the Operating Bank, absent gross negligence, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of any of the parties hereunder or is not in the form any such party sent or intended to send (whether due to fraud, distortion or otherwise). The Issuer shall indemnify the Operating Bank against any loss, liability, claim or expense (including reasonable legal fees and expenses) it may incur with its acting in accordance with any such communication. The Operating Bank shall notify the Issuer promptly of any claim asserted against the Operating Bank for which it may seek indemnity; provided, however, that failure to provide such notice shall not invalidate any right to indemnity hereunder. The Issuer shall defend the claim and the Operating Bank shall cooperate in the defense. The Operating Bank may have separate counsel and the Issuer shall pay reasonable fees and expenses of such counsel. The Issuer need not pay for any settlements made without its consent; provided that such consent shall not be unreasonably withheld or delayed. The Issuer need not reimburse any expense or indemnity against any loss or liability incurred by the Operating Bank through gross negligence, willful misconduct or fraud.

                  (d) The Issuer shall upon demand pay to the Operating Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Operating Bank may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any property on deposit in the Accounts, (iii) the exercise or enforcement of any of the rights of the Operating Bank against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (e) Notwithstanding the foregoing, the Security Trustee and the Operating Bank shall exercise reasonable care in the custody of any Collateral in its possession and the accounting for and transfer of moneys actually received by it under this Agreement. The Security Trustee and the Operating Bank shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Security Trustee and the Operating Bank accords its own property.

                  Section 9.02. Secured Parties' Indemnity. Each of the Security Trustee and the Operating Bank shall be entitled to be indemnified (subject to the limitations and requirements described in Section 9.01 mutatis mutandis) by the Secured Parties to the sole satisfaction of the Security Trustee or the Operating Bank, as applicable, before proceeding to exercise any right or power under this Agreement at the request or direction of the Requisite Creditors or any other party making such request or direction (in which case such party shall indemnify the Security Trustee and the Operating Bank). The provisions of
Section 9.01 and this Section 9.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee or the Operating Bank, as applicable.

                  Section 9.03. No Compensation from Secured Parties. Each of the Security Trustee and the Operating Bank agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

                  Section 9.04. Security Trustee Fees. In consideration of the Security Trustee's performance of the services provided for under this Agreement, the Issuer shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee.

                                    ARTICLE X
                                  MISCELLANEOUS

                  Section 10.01. Amendments; Waivers; Etc.

                  (a) Amendments to the Agreement. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by each Service Provider and each party hereto. In executing and delivering any amendment or modification to this Agreement, the Security Trustee (and, if applicable, the Operating Bank) shall be entitled to (i) an Opinion of Counsel stating that such amendment is authorized and permitted pursuant to the Indenture, the Credit Facility Agreement and this Agreement and complies with the terms thereof and hereof and
(ii) an Officer's Certificate stating that all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Security Trustee and the Operating Bank may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder. Except as expressly provided herein, the Security Trustee shall obtain the consent of the Indenture Trustee and the Credit Facility Agent prior to taking any action which would affect the Holders or Lenders.

                  (b) Amendments to the Indenture and the Credit Facility Agreement. (i) Pursuant to Section 8.01 and Section 8.02 of the Indenture, the Issuer and the Indenture Trustee may not enter into a supplemental indenture under Sections 8.01(2), (3), (4), (5) and (8), and Section 8.02 of the Indenture that could materially adversely affect the Lenders without the prior written consent of the Credit Facility Agent.

                  (ii) Pursuant to Section 12.1 of the Credit Facility Agreement, no amendment, modification or waiver of, or consent with respect to, any provision of the Credit Facility Agreement or any Loan shall in any event be effective if the same shall materially adversely affect the holders of the Indenture Notes, without the prior written consent of the Indenture Trustee.

                  (c) Supplements. (A) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, and III, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

                  (B) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.

                  Section 10.02. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

         For each Grantor:                c/o International Lease Finance
                                          Corporation
                                          10250 Constellation Boulevard, 34th
                                          Floor
                                          Los Angeles, CA 90067
                                          Attn: Legal Department
                                          Tel: (310) 788-1999
                                          Fax: (310) 788-1990

         For the Indenture Trustee:       Deutsche Bank Trust Company Americas
                                          60 Wall Street
                                          New York, NY 10005
                                          Attn: Susan Barstock
                                          Tel: (212) 250-8522
                                          Fax: (212) 797-8606

         For the Security Trustee:        Citicorp North America Inc.
                                          c/o Citibank, N.A.
                                          111 Wall Street, Floor 14, Zone 3
                                          New York, NY 10005
                                          Attn: Barbara Bennett, Assistant Vice
                                          President
                                          Tel: (212) 657-5810
                                          Fax: (212) 657-2762

         For the Credit Facility Agent:   Citicorp North America Inc.
                                          2 Penns Way, Suite 200,
                                          New Castle, DE 19720
                                          Attn: Carolyn Figueroa
                                          Tel: (302) 894-6089
                                          Fax: (212) 994-0847

         For the Servicer:                International Lease Finance
                                          Corporation
                                          10250 Constellation Boulevard, 34th
                                          Floor
                                          Los Angeles, CA 90067
                                          Attn: Legal Department
                                          Tel: (310) 788-1999
                                          Fax: (310) 788-1990

         For the Operating Bank:          Citibank, N.A.
                                          111 Wall Street
                                          14th Floor/Zone 3
                                          New York, New York 10005
                                          Attn: Barbara Bennett, Assistant Vice
                                          President
                                          Tel: (212) 657-5810
                                          Fax: (212) 657-2762
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 10.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

                  Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or a banking holiday in New York City, such time shall be extended to the next day on which the Security Trustee or the Operating Bank, as applicable, is open for business.

                  Section 10.03. No Waiver; Remedies. No failure on the part of the Security Trustee or the Operating Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  Section 10.04. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  Section 10.05. Continuing Security Interest; Assignments. Subject to Section 10.06(c), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 10.06(c), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee and the Operating Bank hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Related Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise.

                  Section 10.06. Release and Termination. (a) Upon any sale, transfer or other disposition of any item of Collateral in accordance with the terms hereof, the Security Trustee will, at the Issuer's expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Security Trustee to evidence the release of such item of Collateral from the assignment and security interest granted hereby.

                  (b) Except as otherwise provided in Section 10.06(c), upon the payment in full in cash of the Secured Obligations (and the expiration or termination of all commitments of the Lenders under the Credit Facility Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the appropriate

Grantors. Upon receipt of a Written Notice from the Indenture Trustee and the Credit Facility Agent specifying any such termination, the Security Trustee will, at the Issuer's expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.

                  (c) If at any time all Notes have been defeased pursuant to the Indenture, all Loans (including any outstanding commitments under the Credit Facility Agreement) have been repaid pursuant to the Credit Facility Agreement and all commitments of the Lenders under the Credit Facility Agreement have expired or been terminated, the pledge, assignment and security interest in the Ownership Interest Collateral shall be released and the certificates or other instruments representing or evidencing any of the Collateral held by the Security Trustee shall be returned to the Issuer upon receipt by the Security Trustee of a Written Notice from the Indenture Trustee and the Credit Facility Agent specifying such defeasance and repayment and upon the receipt of such Written Notice the Security Trustee shall, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall prepare and reasonably request to evidence such termination.

                  Section 10.07. Governing Law. THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN ss.5-1401 OF THE GENERAL OBLIGATIONS LAW).

                  Section 10.08. Jurisdiction. (a) Each of the parties hereto irrevocably agrees that the courts sitting in the borough of Manhattan in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto hereby waives the right to trial by jury. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each of the parties hereto agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in New York, New York to the Person named as the process agent of such party in the Indenture at the address set out therein or at the principal New York City office of such process agent, if not the same.

                  (b) Each of the parties hereto hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

                  Section 10.09. Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                  Section 10.10. Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

                                             ILFC RHINO I LLC

                                             By: /s/ Alan H. Lund
                                                --------------------------------
                                                Name: Alan H. Lund
                                                Title: Chief Financial Officer

                                             By: /s/ Pamela S. Hendry
                                                --------------------------------
                                                Name: Pamela S. Hendry
                                                Title: Treasurer

                                             ILFC RHINO II LLC

                                             By: /s/ Alan H. Lund
                                                --------------------------------
                                                Name: Alan H. Lund
                                                Title: Chief Financial Officer

                                             By: /s/ Pamela S. Hendry
                                                -------------------------------
                                                Name: Pamela S. Hendry
                                                Title: Treasurer

                                             CITICORP NORTH AMERICA INC.,
                                             as the Security Trustee

                                             By: /s/ Peter C. Bickford
                                                --------------------------------
                                                Name: Peter C. Bickford
                                                Title: Vice President

                                             CITICORP NORTH AMERICA INC.,
                                             as the Credit Facility Agent

                                             By: /s/ Peter C. Bickford
                                                --------------------------------
                                                Name: Peter C. Bickford
                                                Title: Vice President

                                             DEUTSCHE BANK TRUST COMPANY
                                             AMERICAS,
                                             as the Indenture Trustee

                                             By: /s/ Susan Barstock
                                                --------------------------------
                                                Name: Susan Barstock
                                                Title: Vice President

                                             CITIBANK, N.A.,
                                             as the Operating Bank

                                             By: /s/ Barbara E. Bennett
                                                --------------------------------
                                                Name: Barbara E. Bennett
                                                Title: Assistant Vice President

                                             INTERNATIONAL LEASE FINANCE
                                                   CORPORATION,
                                             as the Servicer

                                             By: /s/ Alan H. Lund
                                                --------------------------------
                                                Name: Alan H. Lund
                                                Title: Vice Chairman
                                                       Chief Financial Officer

                                             By: /s/ Pamela S. Hendry
                                                -------------------------------
                                                Name: Pamela S. Hendry
                                                Title: Vice President and
                                                       Treasurer

                                                                      SCHEDULE I
                                                        SECURITY TRUST AGREEMENT

                                  PLEDGED STOCK

                                                          Percentage of
                                            Number of      Outstanding
Stock Issuer              Par Value           Shares          Shares          Certificate No(s).
------------              ---------           ------          ------          ------------------
NONE

                          PLEDGED MEMBERSHIP INTERESTS

                               Percentage of
Issuer                      Membership Interest          Certificate No.*
------                      -------------------          ----------------

                          PLEDGED BENEFICIAL INTERESTS


                               Percentage of
Issuer                      Membership Interest          Certificate No.
------                      -------------------          ----------------
NONE

----------------------------

* Uncertificated beneficial interest in Parent and Issuer.

                                                                     SCHEDULE II
                                                        SECURITY TRUST AGREEMENT

         TRADE NAMES

         None

                                                                    SCHEDULE III
                                                        SECURITY TRUST AGREEMENT

                                                                                                                 Location
    Name                 Chief                   Chief Place                                   Jurisdiction         of
     of                Executive                      of                    Registered              of          Collateral
  Grantor                Office                    Business                   Office           Organization       Records
-------------    -----------------------   -----------------------   -----------------------   ------------     ----------
ILFC Rhino I     c/o International Lease   c/o International Lease   The Corporation Service     Delaware       California
LLC              Finance Corporation       Finance Corporation       Company
                 10250 Constellation       10250 Constellation       2711 Centerville Road,
                 Boulevard,                Boulevard,                Suite 400
                 34th Floor                34th Floor                Wilmington, DE 19808
                 Los Angeles, CA 90067     Los Angeles, CA 90067
                 Attn: Legal Department    Attn: Legal Department

ILFC Rhino II    c/o International Lease   c/o International Lease   The Corporation Service     Delaware       New York
LLC              Finance Corporation       Finance Corporation       Company
                 10250 Constellation       10250 Constellation       2711 Centerville Road,
                 Boulevard,                Boulevard,                Suite 400
                 34th Floor                34th Floor                Wilmington, DE 19808
                 Los Angeles, CA 90067     Los Angeles, CA 90067
                 Attn: Legal Department    Attn: Legal Department

                                                                       EXHIBIT D

                              ADDITIONAL COVENANTS

                  (a) Legal Existence. Except as permitted pursuant to paragraph (d) below, the Issuer and the Parent will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the rights and franchises of the Issuer and any Issuer Subsidiaries; provided, however, that the Issuer and the Parent shall not be required to preserve any such right or franchise if it shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and/or any Issuer Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  (b) Payment of Taxes and Other Claims. The Issuer, and the Parent with respect to Taxes, will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all Taxes, assessments and governmental charges levied or imposed upon the Issuer or any Subsidiary or upon the income, profits or property of the Issuer or any Issuer Subsidiary or the Parent, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any Issuer Subsidiary or the Parent; provided, however, that the Issuer or the Parent shall not be required to pay or discharge or cause to be paid or discharged (i) any such Tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings, or which would not have a material adverse effect either singularly or in the aggregate on the Collateral or the security interests of the Secured Parties, or (ii) any Permitted Encumbrance.

                  (c) Limitation on the Issuance, Transfer and Sale of Equity Interests. The Issuer and the Parent will not (i) issue, deliver or sell any shares, interests, participations or other equivalents in equity (however designated, whether voting or non-voting, other than beneficial interests, shares, participations or other equivalents existing on the Closing Date or issued, delivered or sold to ILFC Rhino I LLC), or (ii) permit any Issuer Subsidiary, directly or indirectly, to issue, deliver or sell, any shares, interests, participations or other equivalents in equity (however designated, whether voting or non-voting, other than beneficial interests, shares, participations or other equivalents existing on the Closing Date or sold to the Issuer or another Issuer Subsidiary).

                  (d) Limitation on Consolidation, Merger and Transfer of Assets. The Parent and the Issuer will not, nor will it permit any Issuer Subsidiary to, consolidate with or merge into any other Person or convey, transfer or otherwise dispose of its properties and assets substantially as an entirety in one transaction or in a series of related transactions (except for the Leases and transfers and sales of Financed Aircraft, related Leases and Engines as contemplated by the Related Documents or the Leases) to any Person, and the Parent and the Issuer shall not permit any Person to consolidate with or merge into the Parent, Issuer or any Issuer Subsidiary or convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety in one transaction or in a series of related transactions to the Issuer, unless:

                  (i) the Person formed by such consolidation or into which the Issuer or the Parent is merged or the Person which acquires by conveyance or transfer, the properties and assets of the Issuer or the Parent substantially as an entirety, shall be a limited

                                     D-(i)
         liability company, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental to the Indenture, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, or by an assumption agreement, executed and delivered to the Credit Facility Agent, in form and substance satisfactory to the Credit Facility Agent, the due and punctual payment of the principal of and interest on all the Notes and the Loans, as the case may be, and the performance of every covenant of the Indenture, the Credit Facility Agreement and any Secured Obligation under the Security Trust Agreement on part of the Issuer or the Parent to be performed or observed;

                  (ii) immediately after giving effect to such transaction no Indenture Event of Default (so long as any Notes are outstanding) or Credit Facility Event of Default (so long as any Loans are outstanding), and no event which, after notice or lapse of time or both, would become an Indenture Event of Default (so long as any Notes are outstanding) or Credit Facility Event of Default (so long as any Loans or Commitments are outstanding), shall have happened and be continuing and such transaction will not (a) cause the Issuer to be classified as an association or publicly traded partnership taxable as a corporation for United States federal income tax purposes or (b) affect the treatment of the Notes as debt for United States federal income tax purposes; and

                  (iii) the Issuer or the Parent has delivered to the Indenture Trustee and the Credit Facility Agent, an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer and, if an indenture supplemental to the Indenture or assumption agreement is required in connection with such transaction, such supplemental indenture or assumption agreement, comply with this limitation and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (e) Limitation on Mortgage, Lien or Pledge of Property. The Parent and the Issuer will not, nor will it permit any Issuer Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property of the Parent, the Issuer or any Issuer Subsidiary, or upon any shares of stock or beneficial interests of the Parent, the Issuer or any Issuer Subsidiary. Notwithstanding the foregoing the Parent and the Issuer may, or may permit any Issuer Subsidiary or Lessee to, create, incur, assume or suffer to exist any Permitted Encumbrance.

                  (f) Limitation on Payments and Dividends. No dividend whatsoever shall be paid or declared nor shall any distributions be made on the stock or beneficial interests of the Issuer, nor shall any payment be made by the Parent or the Issuer to acquire or retire shares of such stock or beneficial interests, at a time when an Indenture Event of Default (so long as any Notes are outstanding) or Credit Facility Event of Default (so long as any Loans are outstanding) has occurred and is continuing.

                  (g) Bankruptcy and Insolvency. (i) The Parent or the Issuer will promptly provide the Indenture Trustee, the Security Trustee, the Credit Facility Agent and the Rating Agencies with Written Notice of the institution of any proceeding by or against ILFC, ILFC Rhino I LLC, the Issuer or any Issuer Subsidiaries, as the case may be, seeking to adjudicate any

                                     D-(ii)
of them bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for either all or any substantial part of their property, (ii) the Parent and the Issuer will not take, nor will it permit the Issuer Subsidiaries to take, any action to waive, repeal, amend, vary, supplement or otherwise modify their charter documents that would materially adversely affect the rights, privileges or preferences of any Holders and the Lenders and (iii) the Parent and the Issuer shall not, without the prior affirmative vote of 100% of its Managers, (x) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets, or acquire all or substantially all of the assets, capital stock or other ownership interest of any other corporation, company or entity, except as permitted in its constitutional documents or herein; or (y) (i) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent; (ii) file, consent to the filing of or join in the filing of, a bankruptcy or insolvency petition against the Issuer or otherwise institute bankruptcy or insolvency proceedings; (iii) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency; (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official as to the Issuer or all or substantially all of its property; or (v) make a general assignment for the benefit of creditors.

                  (h) Limitation on Creation of Subsidiaries. The Parent will not create any Subsidiary other than the Issuer. The Issuer will not create an Issuer Subsidiary except for the purpose of holding a Financed Aircraft and/or entering into the related Lease or sublease with a Lessee and/or purchasing or selling a Financed Aircraft. Any new Issuer Subsidiary will become a party to the Security Trust Agreement and will guaranty the payment obligations of the Issuer with respect to the Notes, the Loans, the Indenture and the Credit Facility.

                  (i) Limitation on Indebtedness. Neither the Parent, the Issuer nor any of its Subsidiaries will incur any indebtedness for borrowed money other than the indebtedness for borrowed money incurred by the offering of each series of Notes and any drawings under the Credit Facility, or intercompany loans.

                  (j) Tax Treatment. None of ILFC Rhino I LLC or the Issuer or any Issuer Subsidiaries will make an election to treat either ILFC Rhino I LLC or the Issuer or any Issuer Subsidiaries as a corporation for U.S. federal income tax purposes or fail to make an available election that would avoid such treatment. None of the Parent or the Issuer or any Issuer Subsidiaries will take any action that would cause the Parent or the Issuer or any Issuer Subsidiary to be treated as a corporation or partnership for such purposes.

                  (k) Compliance. The Parent and the Issuer will comply with the provisions of its limited liability company agreement and will cause any of the Issuer Subsidiaries to comply with its respective charter documents.

                  (l) Compliance with Law; Maintenance of Permits. The Parent and the Issuer and the Issuer Subsidiaries, if any, will comply with Applicable Laws. Issuer or the relevant Issuer Subsidiary, when the Lessor under a Lease, will with limited exceptions, (i) contractually

                                    D-(iii)
require of each Lessee in its Lease to obtain all material governmental registrations, certificates, licenses, permits and authorizations required for such Lessee to use and operate the Financed Aircraft in the State of Registration, and (ii) contractually require each Lessee not to operate any Financed Aircraft under any Lease in any material respect contrary to any Applicable Law.

                  The foregoing provision will not be deemed to have been breached by virtue of acts or omissions of a Lessee, sub-lessee or any Person who has possession of the Financed Aircraft or any Engine for the purpose of repairs, maintenance, modification or storage or by virtue of any requisition, seizure, or confiscation of the Financed Aircraft if neither the Issuer or any Subsidiary consents to those acts or omissions and the Issuer or any Subsidiary that is the lessor or owner of the Financed Aircraft promptly and diligently takes such commercially reasonable actions as a leading international aircraft operating lessor would take under similar circumstances.

                  (m) Limitation on Aircraft Acquisitions. Neither the Issuer nor its Subsidiaries will acquire any aircraft other than the Aircraft or Substitute Aircraft.

                  (n) Appraisal of Aircraft. The Issuer will obtain semi-annual appraisals for the Financed Aircraft and the Aircraft listed on the Delivery Schedule that are expected to be delivered during the six-month period following such Appraisal. The Issuer will furnish such Appraisals to each of the Security Trustee, the Indenture Trustee and Credit Facility Agent.

                  (o) Maintenance of Assets. The Issuer will contractually require each Lessee of a Financed Aircraft, to directly or indirectly, cause such Financed Aircraft to be maintained in a state of repair and condition consistent with the reasonable commercial practice of leading international aircraft operating lessors with respect to similar aircraft under lease. While a Financed Aircraft is off-lease, the Issuer will, or will cause an Issuer Subsidiary to, maintain such Financed Aircraft in a state of repair and condition consistent with the practice of the Servicer with respect to similar aircraft not under Lease.

                  (p) Notification of Losses. The Issuer will notify the Indenture Trustee, the Security Trustee, the Credit Facility Agent, and the Servicer, in writing, as soon as the Issuer or any of its Subsidiaries becomes aware of any loss, theft, damage or destruction to any Financed Aircraft or Engine if the potential cost of repair or replacement of such asset (without regard to any insurance claim related thereto) is reasonably expected to exceed the greater of U.S. $5,000,000 or the damage notification threshold under the relevant Lease.

                  (q) Core Lease Provisions. The Issuer will include in all Leases relating to the Aircraft, which are executed after the date hereof certain core lease provisions which are described in Exhibit D-2 attached hereto (the "Core Lease Provisions").

                  (r) Insurance of the Financed Aircraft. The Issuer or any Issuer Subsidiary will maintain or require that each Lessee maintain (i) at all times hull and war risk hull insurance with respect to the Financed Aircraft leased by such Lessee covering at least 110% of the initial principal amount of the proceeds of Notes and Loans used to purchase such Financed Aircraft, (ii) while a Financed Aircraft is in the possession of a Lessee pursuant to a Lease,
(A) aviation and airline general third party liability insurance in an amount not less than $500,000,000 per

                                     D-(iv)
occurrence for narrowbody Financed Aircraft or $750,000,000 per occurrence for widebody Financed Aircraft (or 75% of such applicable amount if the Financed Aircraft is a non-passenger (cargo) aircraft), and (B) third party war risk liability insurance with limit amounts equal to such amounts as are consistent with the Servicer's own practice with respect to its aircraft, which limit may be lower than or different from the amounts under other insurance coverages, except that with respect to certain war risk liability coverages a government guaranty, agreement or indemnity satisfactory to the Servicer may be accepted in substitution for third party war risk liability insurance; and (iii) while a Financed Aircraft is off-lease, third party aviation and general liability insurance in an amount equal to the amount then maintained by the Servicer under the Servicer's third party aviation and general liability policy for its aircraft which are off-lease, which amount may be less than or different from the amounts described in clause (ii) above. Notwithstanding the foregoing, the Issuer's or Issuer Subsidiary's obligation to maintain or require to be maintained the insurance described above is subject to such insurance being generally available in the relevant insurance market at commercially reasonable rates.

                  (s) Servicing Agreement. So long as any Notes, Loans or Commitments are outstanding the Issuer will not make, nor cause the Servicer to make, any amendments to the Servicing Agreement, which adversely affect the interests of the Holders or the Lenders, without the consent of the Security Trustee.

                  (t) Ownership of Aircraft. Each Financed Aircraft will at all times be owned by the Issuer or an Issuer Subsidiary organized in a state of the United States or in the District of Columbia.

                                     D-(v)